Exhibit 10.2 Signature Version THIS IS A FREE TRANSLATION IN ENGLISH OF THE ORIGINAL SPANISH VERSION OF THE AMENDED PROJECT AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE ORIGINAL SPANISH VERSION OF THE AMENDED PROJECT AGREEMENT AND THE ENGLISH TRANSLATION, THE SPANISH VERSION OF THE AMENDED PROJECT AGREEMENT SHALL PREVAIL. MMY REPERTOIRE NUMBER: 5.09I-2025 AMENDMENT, CONSOLIDATED AND UPDATED TEXT OF THE PROJECT AGREEMENT IN THE SALAR DE ATACAMA CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN AND SQM NUEVA POTASIO SpA AND OTHERS IN SANTIAGO, REPUBLIC OF CHILE, on the sixteenth day of September in the year two thousand twenty-five, before me, PABLO ALBERTO GONZÁLEZ CAAMAÑO, attorney-at- law, Notary Public, Head of the Ninth Notary Office of Santiago, with offices at 333 Teatinos Street, mezzanine, Santiago: appear: Mr. CARLOS CÉSAR DÍAZ ORTIZ, Chilean, divorced, engineer, identity card number ten million four hundred seventy-six thousand two hundred eighty-seven hyphen five, and Mr. JOSÉ MIGUEL GUSTAVO BERGUÑO CAÑAS, Chilean, divorced, engineer, identity card number ten million nine hundred three thousand nine hundred ninety -two Signature Version 2 hyphen six, both acting on behalf of SQM NUEVA POTASIO SpA, a corporation, Unique Tax ID number seventy-six million six hundred thirty thousand one hundred fifty -nine-2, and SQM SALAR SpA, a corporation, Tax Identification Number seventy-nine million six hundred twenty-six thousand eight hundred dash K, all of the foregoing domiciled at 4,765 Los Militares Street, 14th floor, Las Condes district, and Mr. RODRIGO ISAAC VERA DÍAZ , a Chilean citizen, married, engineer, with identity card number 9,120,446-0, together with Mr. GONZALO IGNACIO AGUIRRE TORO, a Chilean citizen, married, attorney, identity card number thirteen million four hundred forty-one thousand four hundred nineteen-seven, both acting on behalf of SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A., a corporation, Unique Tax ID number ninety-three million seven thousand-nine, all with registered address at 4,290 Los Militares Street, 6th floor, Las Condes (hereinafter, collectively, “SQM”), on the one hand; and, on the other hand, the CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN , Unique Tax ID number 60,706,002, a Chilean autonomous state administrative agency, duly represented, as will be evidenced, by its Executive Vice President , Mr. JOSÉ MIGUEL BENAVENTE HORMAZÁBAL, a Chilean citizen, married, industrial civil engineer, national identity card number seven million eight hundred thirty-nine thousand three hundred Signature Version 3 seventy-nine-3, both domiciled for these purposes at 921 Moneda Street in this city /hereinafter, “CORFO” and, together with SQM, the “Parties”/; the appearing parties, of legal age, who prove their identity with the aforementioned identification cards and state: ONE: General Background. One.One. CORFO is the owner of the OMA mining concessions, located in the Salar de Atacama, where a project has been underway since the year 1983, whose primary purpose has been to produce and market any and all compounds of potassium, boron, lithium, and sodium, and, in particular, potassium salts, boric acid, lithium, lithium products, sodium chloride, potassium chloride, sodium sulfate, potassium sulfate, and any derivative or compound thereof, as well as other economically recoverable mineral substances from the OMA mining concessions. One.Two. By public deed dated January thirty-first, nineteen eighty-six, executed before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés, Amax, Molymet, and CORFO entered into the contract for the project in the Salar de Atacama and its various annexes. Likewise, by deed of the same date and notary, Amax, Molymet, and CORFO formed the limited liability company named Sociedad Minera Salar de Atacama Limitada /“Minsal”/. On December 14, 1992, by public deed executed on Signature Version 4 that date before the Notary Public of Santiago, Mr. Raúl Undurraga Laso, Amax, with the express and irrevocable consent of the other partners of Minsal, sold, assigned, and transferred to Amsalar, which purchased, accepted, and acquired for itself each and every one of the corporate rights and interests of the former in said company. Subsequently, by public deed dated November 12, 1993, executed before the Notary Public of Santiago, Juan Ricardo San Martín Urrejola, the companies Amsalar and Molymet sold, assigned, and transferred to SQM Potasio S.A. all their corporate rights in Minsal, leaving SQM Potasio S.A. as the sole shareholder of the latter with seventy-five percent and CORFO with twenty- five percent. By public deed dated August 8, 1994 , Minsal was modified and transformed into Sociedad Minera Salar de Atacama S.A., now SQM Salar SpA (hereinafter, “SQM Salar”/. On December 28, 1995, following a capital increase carried out the previous year, CORFO sold its stake in SQM Salar. One.Three By public deed dated April 18, 1986, executed before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés, a lease agreement was entered into between CORFO and Minsal, whereby CORFO leased to said company, of which it was a partner, the usufruct of certain OMA mining concessions for the development of the project agreed upon in the contract for a project in the Salar de Atacama. By public

Signature Version 5 deed dated January 31, 1986, executed before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés, Amax, Molymet and CORFO entered into a contract for a project in the Salar de Atacama and its various annexes. On November 12, 1993, by public deed executed before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, a contract for a project in the Salar de Atacama was entered into between CORFO, SQM Potasio S.A., and SQM S.A., the purpose of which was for Minsal to develop a project, thereby rendering null and void the contract of the same name executed in 1986. On the same date and before the same notary, a lease agreement was executed between CORFO and Minsal, thereby rendering null and void the contract of the same name from 1986. Subsequently, on December 19, 1995, the contract for the project in the Salar de Atacama was amended before the Notary of Santiago, Mr. Juan Ricardo San Martín Urrejola, and on December 21, 1995, before the same notary, the aforementioned contract was amended once again. Subsequently, by public deed of the same date and before the same notary, the parties amended the lease agreement. By public deed dated November 29, 2012, SQM Salar executed a unilateral declaration of agency, by which transferred to CORFO the concessions known as Sal and Salar, which had been established by SQM Salar in a portion of the area Signature Version 6 comprising the OMA. One.Four. By public deed dated January 17, 2018, executed before the Seventh Notary of Santiago, by Ms. María Soledad Santos Muñoz, CORFO and SQM Potasio S.A., SQM S.A., and SQM Salar signed the amendment, consolidated and updated version of the contract for the project in the Salar de Atacama (the “SQM Project Agreement”), and the amendment, consolidated and updated version of the lease agreement regarding the OMA mining concessions (the “SQM Lease Agreement,” and together with the SQM Project Agreement, the “CORFO-SQM Agreements,” which were amended by the aforementioned parties by public deed dated March 8, 2018, executed before the same notary. The aforementioned amendments, together with their amendment, were approved by CORFO Resolution No. 48, of 2018, issued by CORFO, registered by the Comptroller General of the Republic on April 10 of the same year, and were intended, among other things, to increase the lithium mining and marketing quota of SQM Salar, change the formula for calculating the lease rent, prices used, and rates to be applied; contributions for regional development and communities ; the establishment of an environmental monitoring system; and the creation of mechanisms to verify the correct, complete, and timely fulfillment of SQM Salar’s environmental and contractual obligations. Subsequently, on January 8 , 2020, Signature Version 7 CORFO and SQM Salar, SQM Potasio S.A., and SQM S.A. amended the SQM Project Agreement and the SQM Lease Agreement by means of a public deed executed before the Seventh Notary Public of Santiago, Ms. María Soledad Santos Muñoz, and on December 1, 2020, by a public deed executed before the same Notary Public, an amendment was signed referring exclusively to Clause Fifteen of the SQM Project Agreement. These amendments were approved, respectively, by CORFO Resolution No. 16 of 2020, which was registered by the Second Metropolitan Regional Comptroller’s Office of Santiago on February 27 of the same year; and by CORFO Resolution No. 125 of 2020, issued by CORFO, which was acknowledged by the Second Metropolitan Regional Comptroller’s Office of Santiago on Decembe r 31 of the same year. TWO: Considerations. The Parties expressly state that they have given special consideration to the following for the purposes of agreeing to the amendment of the CORFO-SQM Contracts: Two.One. The CORFO-SQM Contracts are related contracts, closely linked to one another, which have bound and continue to bind all parties thereto, that is, the Companies, as defined therein, and to CORFO. Two.Two. The development of the lithium industry and the exploitation of the OMA Signature Version 8 properties are of significant importance to the State of Chile, given that it possesses one of the world’s largest reserves of this mineral, the sustainable exploitation of which entails significant economic benefits and revenue for Chile, and, furthermore, enables it to make a significant contribution to the development of the industry associated with this mineral, particularly that of batteries and storage devices. Therefore, it must create appropriate conditions that enable its active participation in the expansion of the lithium market in the coming years and its positioning as a key player in lithium exploitation in the long term. Two.Three. On April 20, 2022, the President of the Republic, announced the “National Lithium Strategy,” to increase Chile’s wealth and develop a key industry to link Chile’s economic development with the global transition to a green economy /the “National Lithium Strategy”/. Regarding the Salar de Atacama, the objectives of the National Lithium Strategy are /i/ to ensure the continuity of productive activities, /ii/ to sustainably increase lithium production, /iii/ incorporate the State into productive activities , through a public-private partnership with majority State participation, and /iv/ that, given the expiration of the CORFO– SQM Contracts in the year 2030, entry into these operations prior to the expiration of that term must be agreed upon with SQM. To this end, CORFO requested that the National Copper

Signature Version 9 Corporation of Chile /hereinafter, “CODELCO”/ seek the best ways to achieve, in advance, the Chilean State’s participation in lithium operations in the Salar de Atacama. Thus, CODELCO, which under its organic law is authorized, either directly or through its subsidiaries, to exploit lithium, on May 18, 2023, established the company Minera Tarar SpA (hereinafter, “Tarar,” as a vehicle to carry out the development of the Salar de Atacama through a public -private partnership. Two.Four. CODELCO and Tarar, on the one hand, and CORFO, on the other, negotiated and worked jointly with their respective technical and legal teams and external legal advisors on a contract text whereby CORFO will lease to Tarar a group of OMA mining concessions, as well as the Sal, Salar, and Rigo concessions, all located in the Salar de Atacama, between the years 2031 and 2060 /the “Tarar Lease Agreement”/ and a second contract text through which the terms and conditions for the exploitation of said mining concessions by Tarar during the same period will be established /the “CORFO-Tarar Project Agreement” and, together with the Tarar Lease Agreement, the “CORFO -Tarar Agreements”/ . The texts of the CORFO-Tarar Agreements were approved in general terms by the CODELCO Board of Directors at a meeting held on September 25, 2023, and by the Tarar Board of Directors on November 29, 2023. For their Signature Version 10 part, the drafts of the CORFO-Tarar Agreements were approved by the CORFO Board via Resolution No. 3,153, dated October 5, 2023, subjecting their execution to the condition of conducting an indigenous consultation regarding aspects likely to affect indigenous peoples, and their final text was approved by Resolution No. 3 ,194, dated September 15, 2025. Two.Five. On May 31, 2024, CODELCO, Salares de Chile SpA, and Tarar, on the one hand, and SQM, on the other hand, signed a partnership agreement with the purpose of establishing the steps, stages, rights, obligations, terms, and conditions for the preparation of the partnership to be carried out by CODELCO and SQM, with the aim of establishing the joint venture that, beginning in the year 2025, will explore, exploit, and market lithium and othe r mineral substances present in the OMA mining concessions of the Salar de Atacama under the CORFO-SQM and CORFO-Tarar Contracts (together with their amendments, the “Partnership Agreement” /), in accordance with the objectives set forth in Section Two.Three. Two.Six. Pursuant to the Partnership Agreement, the joint venture between CODELCO and SQM will be implemented through the merger between Tarar and SQM Salar, with the latter absorbing the former, such that SQM Salar, under a new name, will continue to be the lessee under the CORFO-SQM Contracts and will absorb Tarar, including Signature Version 11 ownership of the CORFO-Tarar Contracts. By virtue of the merger, CODELCO will join SQM Salar as a majority shareholder. For the purposes of this amendment, the act by which CODELCO, or a subsidiary of CODELCO, becomes a shareholder of SQM Salar and is registered in the SQM Salar shareholder registry as the holder of the majority of the shares issued by SQM Salar shall be referred to as the “CODELCO’s Entry into SQM Salar.” Two.Seven. In light of the provisions of the preceding Sections, and considering in particular that the CORFO-Tarar Agreements provide for incentives to promote the introduction of new technologies in the production process at the Salar de Atacama, which foster efficient and sustainable operations subject to compliance with high socio- environmental protection standards. Furthermore, they regulate the timeliness and completeness of the information that the Company must provide to CORFO to ensure better compliance with its obligations; it has been deemed necessary to introduce amendments to the CORFO-SQM Contracts to enable investments in additional capacity expansions, thereby ensuring the continuity of operations. Likewise, certain adjustments are necessary to facilitate the better implementation of some of the clauses in the CORFO–SQM Contracts. Two.Eight. In accordance with applicable regulations, prior to the date of execution of this contractual Signature Version 12 amendment, administrative measures likely to directly affect indigenous peoples were submitted to the indigenous consultation process. THREE. Amendment, consolidated and updated text of the Contract for the SQM Project. As a result of the foregoing, SQM NUEVA POTASIO SpA., SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A., and SQM SALAR SpA, on the one hand, and CORFO, on the other, hereby agree to amend and establish the final, consolidated text of the Contract for the SQM Project, which is set forth below and shall be subject to the condition precedent that CODELCO’s entry into SQM Salar occurs: “FIRST: General Background. By deed dated January 31, 1986, executed before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés, Amax, Molymet, and CORFO entered into the Project Agreement for the Salar de Atacama and its various annexes. Likewise, by deed of the same date and before the same notary, Amax, Molymet, and CORFO established the limited liability company named Sociedad Minera Salar de Atacama Limitada. Subsequently, a lease agreement was entered into between CORFO and Minsal, by public deed dated April 18, 1986, before the Notary Public, Mr.

Signature Version 13 Sergio Rodríguez Garcés, whereby CORFO leased to said company, of which it was a partner, the usufruct of certain OMA mining concessions, for the development of the project agreed upon in the Contract for the Salar de Atacama Project. Likewise, on December 14, 1992, by public deed executed on that date before the Notary Public of Santiago, Mr. Raúl Undurraga Laso, Amax, with the express and irrevocable consent of the other partners of Minsal, sold, assigned and transferred to Amsalar, which purchased, accep ted, and acquired for itself each and every one of the former’s rights and interests in said company. Subsequently, by public deed dated November 12, 1993, executed before Notary Juan Ricardo San Martín Urrejola, the companies Amsalar and Molymet sold, assigned, and transferred all their corporate rights in Minsal to SQMK, leaving SQMK and CORFO as the sole partners of Minsal. On November 12, 1993, by public deed before the Notary of Santiago, Mr. Juan Ricardo San Martín Urrejola, the Agreement was executed between CORFO, SQMK, and SQM, rendering null and void the agreement of the same name executed in 1986. On the same date and before the same notary, the Lease Agreement was executed between CORFO and Minsal, rendering null and void the contract of the same name from 1986. The purpose of the Contract was for Minsal to develop the Project to produce and market any and Signature Version 14 all compounds of potassium, boron, lithium, and sodium, and, in particular, potassium salts, boric acid, lithium, lithium products, sodium chloride, potassium chloride, and sodium sulfate, potassium sulfate, and any derivative or compound thereof, as well as other economically recoverable mineral substances from one or more brines, aquifers, lands, mining concessions, and other relevant assets and rights within the municipality of San Pedro de Atacama, and in particular, within the leased OMA concessions. By public deed dated August 8, 1994, the Agreement was amended and transformed Minsal into Sociedad Minera Salar de Atacama S.A., now the Company. Subsequently, on December 19, 1995, the Agreement was amended before the notary of Santiago, Mr. Juan Ricardo San Martín Urrejola, and on December 21, 1995, before the same notary, the Agreement was amended again. Finally, by of the same date and before the same notary, the parties— —amended the Agreement. On December 28, 1995, following a capital increase completed the previous year, CORFO sold its stake in the Company. By public deed dated November 29, 2012, the Company executed a unilateral declaration of agency, by which it transferred to CORFO the Sal and Salar Properties, which had been established by the Company in the area comprising the Properties. Signature Version 15 SECOND: Considerations. The parties expressly state that they have given special consideration, for the purposes of agreeing to the amendment and finalization of the text of this Agreement and the Lease Agreement, the following: Two.One. The Agreement and the Lease Agreement are related contracts, closely linked to one another, which have bound and continue to bind all parties thereto, namely, the Company and CORFO. Two.Two. The development of the lithium industry is of significant importance to the State of Chile, given that it possesses one of the world’s largest reserves of this mineral, the sustainable exploitation of which entails significant economic benefits and revenue for Chile and, furthermore, will become a significant contribution to the development of the industry associated with this mineral, particularly that of batteries and storage devices. Therefore, it must create appropriate conditions that enable its active participation in the expansion of the lithium market in the coming years and its positioning as a key player in lithium exploitation in the long term. Two.Three. Both for the aforementioned purposes and to create the right conditions and incentives to foster investment, innovation, and increased levels of lithium exploitation in the coming years, it is necessary to improve and update the Contract and the Lease Agreement in order to increase the Company’s lithium production and marketing Signature Version 16 quota within the term of said agreements, establishing rules that ensure efficient and sustainable exploitation subject to strict environmental protection standards, given that the Salar de Atacama is a basin with interconnected aquifer systems, as well as to best practices in compliance and corporate governance, and that govern the timeliness and integrity of the information the Company must provide to CORFO for the best possible fulfillment of the Agreement and the Lease Agreement. Two.Four. Likewise, it was deemed necessary to establish a new mechanism for calculating the Rent, which includes rates by price range to be applied to the price actually paid by the end consumer or Unrelated Third Party. To safeguard this latter principle, the Company must also make reasonable efforts to comply with tax regulations regarding advance pricing agreements that include lithium and potassium products. Two.Five. Furthermore, consideration was given to the need to create conditions to foster the development in our country of a lithium products industry with higher value-added, for which purpose the granting of preferential lithium prices by the Company to Specialized Producers who manufacture such value-added products in Chile from lithium inputs extracted from the Properties is regulated. Two.Six. The sustainable development of economic activity in the Salar de Atacama and its surroundings is a

Signature Version 17 priority objective of CORFO; to this end, it is essential that the Company commit to maintaining high standards of corporate social responsibility and practices of engagement and dialogue with the Atacameño indigenous communities, particularly regarding potential environmental and social impacts of the Company’s activities within the area of influence of its operations in the Salar de Atacama, both in the Atacameño indigenous communities and in the urban areas where it manufactures its products. Two.Seven. Additionally, value-sharing mechanisms were established with the local Atacameño indigenous communities adjacent to the Salar de Atacama, contributions intended for research and development in the lithium industry and complementary industries, to which the Company is obligated. THIRD: Introduction. CORFO owns, among other mining concessions, the Concessions, in which the Company has been developing the Project since 1983. This is done with the primary purpose of producing and marketing any and all compounds of potassium, boron, lithium, and sodium, and, in particular, potassium salts, boric acid, lithium, lithium products, sodium chloride, potassium chloride, sodium sulfa te, potassium sulfate, and any derivative or compound thereof, as well as other economically recoverable mineral substances Signature Version 18 from one or more brines, aquifers, lands, mining concessions, and other relevant assets or rights located or established within the boundaries of the municipality of San Pedro de Atacama, Province of El Loa, Antofagasta Region, Republic of Chile. In that context and as previously noted, CORFO entered into the Agreement in 1993 with SQMK and SQM, as well as the Lease Agreement regarding certain OMA mining concessions with Minsal, which remains in effect, by which CORFO leased to the Company and granted it the right to exclusively and to the exclusion of others exploit sixteen thousand three hundred eighty-four of said mining concessions. For the development of the Project, both the extraction infrastructure and the respective brine collection points that the Company has implemented and will implement in the future must be located within the perimeter of the mining concessions. FOURTH: Definitions. Without prejudice to other definitions set forth in this Agreement, the terms listed below shall, whenever used in this Agreement with an initial capital letter, have the meaning assigned to them in each case: “CCHEN Agreement” means the resolution of the CCHEN Board of Directors authorizing the sale of lithium products extracted from the Salar de Atacama in accordance with this Agreement, Signature Version 19 under terms substantially similar to those previously authorized by said body for this type of contract in accordance with its legal powers and within the scope of its jurisdiction. “Amax” means Amax Exploration Inc. “Amsalar” means Amsalar Inc. “Protection Rings” refers to the area encompassed by Protection Ring Two and Protection Ring Ten, established as a zone intended to safeguard the mineral resources and reserves of the Properties and prevent the Company from conducting mining operations in that zone that could negatively affect the Project or the Project’s development area. “Protection Ring Two” means the area within two kilometers measured from the perimeter or outer edge of the Properties and the Rigo Properties, which the Company or any Related Party currently holds or may hold in the future, as detailed in Annex Three. “Protection Ring Ten” means the area within ten kilometers measured from the perimeter or outer edge of the Holdings and the Rigo Holdings, which the Company or its Related Parties have currently established or may establish in the future, as detailed in Annex Two. “Anniversary” means an anniversary of the Commencement Date. “R&D Contribution” has the meaning assigned to that term in Section Fifteen.One. “Atacameño Indigenous Associations” or “Atacameño indigenous associations” means those indigenous associations, as Signature Version 20 defined in Article Thirty-Six of Law No. 19,253, belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that are incorporated, registered, and have a current board of directors on file with CONADI, as of the dates indicated in the Contract for each case. “Environmental Auditor” has the meaning assigned to that term in Clause Eighteen /External Auditor/. “Contractual Auditor” has the meaning assigned to that term in Clause Eighteen /External Auditor/. “External Auditors” has the meaning assigned to that term in Clause Eighteen /External Auditor/. “Assets Subject to Restitution” has the meaning assigned to that term in Section Six.One./a/. “CAM” means the Arbitration and Mediation Center of the Santiago Chamber of Commerce. “CCHEN” means the Chilean Nuclear Energy Commission or the body that replaces it. “Committee” has the meaning assigned to that term in Section Seventeen.Two. “Atacameño Indigenous Communities” or “Atacameño Indigenous Communities” means those indigenous communities, as defined in Article 9 of Law No. 19,253, belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that are constituted, registered, and have a current board of directors with CONADI, as of the dates r each case, are indicated in the Agreement. “CODELCO” means the National Copper Corporation of Chile. “CONADI” means the National

Signature Version 21 Indigenous Development Corporation established by Law No. 19,253. “Board” means the Board of CORFO. “Lease Agreement” means the Lease Agreement entered into between CORFO and Sociedad Minera Salar de Atacama Limitada (hereinafter the “Company”), by public deed dated November 12, 1993, executed before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, file number 8,802-1993, amended by a public deed dated December 21, 1995, file number 13,417-1995, executed before the same notary, and by a public deed of the same date and notary. “Agreement” means this Project Agreement, its annexes, and its written amendments, as amended and restated in this deed, which was entered into by SQMK, SQM, Amsalar, Amax, CORFO, and Molibdenos y Metales S.A., by public deed dated November 12, 1993, executed before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, file number 8,801-1993, amended by a public deed dated December 19, 1995, file number 13,295-1995, and by a public deed dated December 21, 1995, file number 13,418-1995, both executed before the same notary. “Agreements” means collectively the Agreement and the Lease Agreement. “CORFO-Tarar Lease Agreement” means the lease agreement for the Property entered into between CORFO and Minera Tarar SpA by public deed dated September 16, 2025 under file number 5,094 of Signature Version 22 Notary Public of Santiago, Mr. Pablo González Caamaño. “CORFO-Tarar Project Agreement” means the project agreement entered into between CORFO and Minera Tarar SpA by public deed dated September 16, 2025 under file number 5,093 by Notary Public of Santiago, Mr. Pablo González Caamaño. “CORFO” means the Corporation for the Promotion of Production. “Additional Quota” means the amount of one hundred twelve thousand seven hundred twenty-three Mt of LME. “Supplementary Quota” means the amount of fifty-six thousand three hundred sixty-one Mt of LME. “Efficiency Quota” means the amount of fifty-one thousand sixty-three Mt of LME. “Original Quota” means the remainder of the Company’s original quota of one hundred eighty thousand one hundred Mt of LME, which as of April 10, 2018 amounted to sixty thousand six hundred ninety-three Mt of LME, as indicated in Section Seven.Two. of the Lease Agreement. “Quotas” means collectively the Additional Quota, the New Quota, the Supplementary Quota, and the Efficiency Quota. “Right of Acquisition” has the meaning assigned to that term in Section Thirteen.One./d/. “Business Days” means days of the week, excluding Saturdays, Sundays, holidays, and days on which commercial banks in Chile do not open their offices to the public. “Board of Directors” has the meaning assigned to that term in Section Seventeen.One. “Documents” Signature Version 23 means this Agreement, the Lease Agreement, and the Company’s bylaws, whether currently in effect or in the future. “Consequences of Default” has the meaning assigned to that term in Section Eleven.Four. “R&D Entities” has the meaning assigned to that term in Section Fifteen.Two . “Force Majeure Event” means any unforeseen event beyond the reasonable control of the affected Party that prevents it from performing its obligation, including, but not limited to, the following: /i/ acts of nature, including epidemics, earthquakes, hurricanes, landslides, floods, floods, and tidal waves or subsidence ; /ii/ acts of the enemy, including wars, blockades, isolations, or insurrections; /iii/ terrorism and riots; /iv/ orders, decrees of any governmental authority or entity, or the exercise of any emergency powers by any authority, that are binding on the Party, provided that they do not result from the wrongful act or omission of the affected Party, have not been issued with general effect, and exceed the scope of the industry. “Convocation Date” means October 4, 2024, corresponding to the issuance of CORFO’s Exempt Electronic Resolution No. 1,235, which ordered the convening of a new call for the first meeting of the planning stage of the indigenous consultation process “Salar de Atacama Contracts,” as directed by CORFO’s Exempt Electronic Resolution No. 347 of 2024. “Start Date” means April 10, 2018. “End Date of the Dialogue Signature Version 24 Stage of the Indigenous Consultation” means August 8, 2025. “Governance” means the set of rules to be agreed upon between the Company and the Atacameño indigenous communities to govern their relations, relationships that will be maintained through formal and permanent channels of dialogue, such as working groups or others established by mutual agreement. For greater clarity, Governance does not refer to or form part of the Company’s corporate governance, which is governed by its own statutory rules. “kMt” means thousands of metric tons. “LCE” stands for lithium carbonate equivalent. “Securities Market Law” means Law No. 18,045 on the Securities Market. “Corporations Law” means Law No. 18,046 on Corporations. “Anti-Corruption Laws” has the meaning assigned to that term in Clause Twenty-One /Anti- Corruption Regulations/. “LME” means lithium metal equivalent. “Relevant Matters and Clauses” has the meaning assigned to that term in Section Thirty.BIS.Two. “Best Engineering and Operational Practices” means the best practices, methods, procedures, and actions—which may vary from time to time—used internationally in the design, construction, operation, maintenance, and repair of lithium production plants from brines /and applicable to the conditions of the Salar de Atacama/, ensuring at all times compliance with safety, reliability, and cost-effectiveness, comparable to those

Signature Version 25 that would be applied by efficient and prudent operators in the industry, which shall aim to achieve greater efficiency and performance in production processes, the highest standards in environmental stewardship, and responsible operations with regard to the Atacameño indigenous communities and their surroundings. However, the Parties understand that Best Engineering and Operational Practices are not limited to a single optimal practice, method, or technique to the exclusion of others, provided that these a llow the aforementioned objectives to be achieved. “Salar de Atacama Contracts Monitoring Committee” means the sole permanent forum for dialogue, coordination, and collaboration established in this contract, managed by CORFO within the scope of it for the active participation of Atacameño indigenous organizations in the monitoring, verification, and oversight of the environmental obligations imposed by this Contract on the Company, and for community relations, through which periodic actions will be carried out to maintain a formal relationship with said organizations and collaborative activities. “Minsal” means Sociedad Minera Salar de Atacama S.A., hereinafter the Company. “Molymet” means Molibdenos y Metales S.A. “Mt” means metric tons. “New Quota” means one hundred eighty- five thousand seven hundred sixty-seven Mt of LME. “Collaborating Entity” means the entity contracted by the Signature Version 26 Company, with prior authorization from CORFO and financed with resources from Fund One, whose function is to support the Atacameño indigenous communities in the generation and development of investment and/or development projects, and which must include professionals of Atacameño origin in its work team and maintain a permanent presence in the municipality of San Pedro de Atacama. “Technical Support Agency” means the entity contracted using Fund Four, intended to provide specialized assistance in the design , implementation, and reporting of projects and initiatives of Atacameño indigenous associations, in accordance with its legal and statutory purpose, and which must include professionals of Atacameño origin in its staff and maintain a permanent presence in the municipality of San Pedro de Atacama. “Atacameño Indigenous Organizations” or also “Atacameño Indigenous Organizations” means the Atacameño indigenous communities and Atacameño indigenous associations regulated by Law No. 19,253, which are incorporated, registered, and have their current board of directors on file with CONADI, as of the dates indicated in the Contract for each case. “Parties” means CORFO and the Company. “Related Parties” means the companies, entities, or natural or legal persons, whether domestic or foreign, that, with respect to the Company, are in any of the following Signature Version 27 situations: /a/ All companies, entities, and persons related to the Company, as defined in Article 100 of the Securities Market Law; /b/ The controller(s) of the Company and its subsidiaries; all persons, companies, and entities that share the same controller(s) of any such Company; and all natural or legal persons who, directly or indirectly, participate in its controller pursuant to Artic le 97 of the Securities Market Law; /c/ The natural or legal persons who directly or indirectly participate in a joint action agreement to participate with an identical interest in the management of the Company and its subsidiaries, or to obtain control thereof, as defined in Article 98 of the Securities Market Law; /d/ All natural or legal persons who exercise decisive influence over the Company’s decisions, whether or not they are controllers, as defined in Article 99 of the Securities Market Law. “Reporting Period” means the quarterly period ending on the last day of the third month, that is, March 31, June 30, September 30, and December 31 of each year. “Rigo” means the Rigo mining concessions numbered one through three thousand six hundred sixty, each covering five hectares, located in the commune of San Pedro de Atacama, province of El Loa, Antofagasta Region, Republic of Chile, which were contributed by CORFO to the Company, by a public deed of amendment thereto executed on November 12, 1993, before the Notary Signature Version 28 Public of Santiago, Mr. Juan Ricardo San Martin Urrejola, mining concessions that were registered in the name of the Company on page 651, entry number 125, and on page 48, entry number 9, of the Mining Property Registry of the Mining Registrar of El Loa-Calama, corresponding, respectively, in the years 1993 and 1994. “Properties” means the OMA mining properties identified in Transitory Clause One /Properties/ of the Lease Agreement. “Sal and Salar Properties” has the meaning assigned to that term in Transitory Clause Two /Sal and Salar Holdings/ of the Lease Agreement. “Closure Plan” means the set of actions and measures intended to terminate the Company’s mining activities, in accordance with the provisions of Law No. 20,551 Regulating the Closure of Mining Operations and Facilities and its regulations. “Challenge Procedure” has the meaning assigned to that term in Section Seven.Three./g/ of the Lease Agreement. “Specialized Producers” has the mean ing assigned to that term in Clause Fifteen /Preferential Price for Specialized Producers/ of the Lease Agreement. “Project” means the Salar de Atacama potassium salts and boric acid project (also known as the Minsal project or the Salar de Atacama project ), as set forth in the Project Agreement and any consistent amendment or modification thereto that may be incorporated in writing and by mutual agreement in the future , and which provides for the

Signature Version 29 production and marketing of any and all compounds of potassium, boron, lithium, magnesium, sulfate, and sodium, and, in particular, boric acid, lithium, lithium products, sodium chloride, potassium chloride, sodium sulfate, potassium sulfate, and any derivative or compound thereof, as well as other economically recoverable mineral substances from one or more brines, aquifers, lands, mining concessions, and other relevant assets or rights located or established within the boundaries of the Concessions, and those that may be acquired in the future. “RCAs” means the environmental qualification resolutions that the Project currently holds or may hold in the future. “Rent” has the meaning assigned to that term in Clause Seven /Rent/ of the Lease Agreement. “Representatives” has the meaning assigned to that term in Section Nineteen.Two. “Lithium Brine” means raw brine, concentrated and/or refined brines at any concentration level, lithium carnallite, and other lithium raw materials extracted from the Properties. “Monitoring System” means the set of technological tools and mechanisms designed to record, report, and make available to CORFO and the Atacameño indigenous organizations the information specified in Sections Ten.Two. and Ten.Three., in the manner and under the conditions defined in said Sections, designed by the Company in conjunction with said indigenous organizations as indicated Signature Version 30 in the Contract, the operation and updating of which shall be maintained by the Company during the term of the Contract. “SMA” means the Superintendency of the Environment. “Company” means SQM Salar SpA. “SQM” means Sociedad Química y Minera de Chile S.A. “SQMK” means SQM Potasio SpA, formerly SQM Potasio S.A. “Potassium Sulfate” means any commercial form of potassium sulfate in any form, grade, concentration, or degree of purity, its derivatives, or compounds. “Sodium Sulfate” means any commercial form of sodium sulfate in any form, grade, concentration, or degree of purity, its derivatives or compounds. “Unrelated Third Party” shall be understood, with respect to an entity, as one that is not a Related Party to that entity. “Early Termination of the Contract” has the meaning assigned to that term in Section Twenty-Three.One. “Arbitral Tribunal” has the meaning assigned to that term in Clause Twenty-Eight /Dispute Resolution and Arbitration/. “US$” or “Dollar” means the United States dollar. “Value of Re” has the meaning assigned to that term in Section Thirteen.One./d/. “Term of the Agreement” has the meaning assigned to that term in Clause Twenty-Five /Term/. FIFTH: Lithium Reserves, Management of Residual Brines, and Future Lithium Recovery. Five.One. The Company Signature Version 31 declares that the known lithium reserves in the Properties are sufficient to meet its needs and that, by the end of the year two thousand thirty, a sufficient volume of brine would remain in the Salar de Atacama to allow for the future commercial exploitation of the lithium contained therein. The Company shall provide CORFO with a copy of all reserve studies submitted to the CCHEN within the timeframe established for that purpose by the respective resolution of its Board of Directors; provided, however, that if, prior to such deadline, the Company completes the study or has information communicated to the relevant authorities, in which case it shall submit them to CORFO as soon as they become available. The foregoing, without prejudice to any studies conducted for these purposes by CORFO at any time, for which the Company shall provide all necessary assistance and make available all information required for such purposes. Five.Two. The Project has provided for and will continue to provide for the return of residual brines to one or more areas of the Salar de Atacama within one or more of the current Concessions, where permeability is sufficiently high to allow these brines to enter the aquifer. In the event that technological changes and/or the introduction of new technologies are implemented in the lithium production methods within the scope of the Project, which involve the return or reinjection of residual brines under Signature Version 32 conditions different from those of a production process based on evaporation technologies, reinjection may only be carried out if it is verified that it does not generate adverse environmental effects. The Company must conduct scientific studies on the potential impacts of reinjection or new technologies, which shall be submitted to CORFO prior to its environmental assessment, and shall also collaborate with public institutions in the development of independent scientific studies on these matters. This collaboration shall not be of a pecuniary nature, to safeguard the independence and impartiality of the studies. For the implementation of technological changes and/or the introduction of new technologies involving reinjection, all necessary precautions and safeguards must be taken to ensure that the qualities, concentrations, levels, and physicochemical characteristics, among other parameters, contribute to the sustainable management of operations in the long term with low environmental impact, and that adequate control mechanisms are in place, in accordance with the provisions of the RCAs obtained for the development of the Project. The processes for reinjecting residual brine and, related to technological changes or new technologies, must serve an exclusively environmental purpose and not be used for storage for production purposes. Residual brine, for the purposes of the

Signature Version 33 Contract, is that resulting from the production process and which is not utilized, regardless of its suitability for reinjection. To that end, the Environmental Impact Study that the Company submits for environmental evaluation must contain the plans required by Law No. 19,300 and its regulations. The Atacameño indigenous organizations shall have access to the scientific studies and the Environmental Impact Study, as set forth in Clause Thirty TER /Access to Information by the Atacameño indigenous organizat ions of the Salar de Atacama basin/ of the Contract. Five.Three. Furthermore, the Company shall protect and safeguard the waste and/or tailings salts resulting from the production process with a minimum lithium content of 0.65% on a dry basis, under conditions such that they may in the future be subject to a production process that technically and economically allows for the recovery of lithium. Notwithstanding the foregoing, in the event that the Company implements a technology that allows for the recovery of lithium from the aforementioned waste and/or discard salts, thereby increasing the efficiency of the production processes at the Salar de Atacama plants, and that, as a result of such recovery, the Company develops Other Lithium Products that do not meet the processing standards required for international markets, the Company may use the latter for the purpose of converting them into Lithium Products and/or Other Signature Version 34 Lithium Products and marketing them, which, in any case, must first be allocated to the Efficiency Quota and, once this is exhausted, to the Additional Quota . Five.Four. Without prejudice to the provisions of this Clause, the Company shall make available to the Atacameño indigenous organizations an annual volume of Halite and Bischofite, without commercial value, for use in projects related to ventures or specific purposes previously defined by them, under the terms set forth below: /a/ The Company shall report annually to CORFO the available volumes of Halite and Bischofite and the delivery mechanisms, which shall include, at a minimum, the specific procedures for each request, the delivery deadlines and conditions, and the pickup location. /b/ Projects related to specific ventures or purposes shall be independently defined by each interested Atacameño indigenous organization. /c/ Interested Atacameño indigenous organizations must submit the corresponding request to CORFO within the specified timeframe, indicating the type of project and the volumes of Halite or Bischofite required, solely for the purpose of allowing CORFO to verify whether the type of project corresponds to that mentioned above. /d/ CORFO shall notify the Company of the interested Atacameño indigenous organization and the volumes required based on the project. The volumes of Halites and Bischofite transferred annually to the Atacameño Signature Version 35 indigenous organizations in accordance with this Section shall be deducted from the calculation basis of the Rent regulated in Clause Seven /Rent/ of the Lease Agreement, given that these are products with no commercial value and that their transfer by the Company to said organizations will be free of charge. SIXTH: Agreements between the Parties. Six.One. The parties agree to state or agree as follows: /a/ That following the incorporation and amendments of the Company, SQMK or SQM Nueva Potasio SpA, as applicable, and SQM have made various capital contributions to the Company. CORFO, in turn, made various capital contributions that shall revert, free of charge and by operation of law, to CORFO’s ownership notwithstanding the sale of its shares, whether upon the termination of this Agreement, the Lease Agreement, or in the event of the termination or dissolution of the Company for any cause. The assets that CORFO contributed to the Company /the “Assets Subject to Restitution”/ are as follows: /i/ Relevant and current studies of those contributed by CORFO to the Company, as set forth in the public deed of incorporation of the Company, executed on January 31, 1986, before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés, and identified therein. /ii/ The Rigo Properties. /iii/ The real estate Signature Version 36 properties consisting of Lot A, Lot M, Lot J, Lot F, Lot H, and Lot L, all of which are located within a larger parcel of land in the municipality of San Pedro de Atacama, registered in the Company’s name subject to a condition subsequent from pages six thousand eight hundred forty-five, number two thousand four hundred twenty-five, through number two thousand four hundred thirty, all in the Property Registry of the Real Estate Registrar of El Loa-Calama, corresponding to the year two thousand four, acquired by the Company through an exchange entered into with the Chilean Tax Authority, pursuant to a public deed executed on November 19, 2004, before the Notary Public of Antofagasta, Mr. Julio Abasolo Aravena, as referenced in Annex Four. /iv/ Real estate consisting of Lots E, F, G, and H registered in the Company’s name on page 707, entry number 639 of the Property Registry for the year 1997 of the Real Estate Registrar of El Loa- Calama, and which were contributed by CORFO to the Company, as recorded in the minutes of the first extraordinary general meeting of Minsal shareholders, which were reduced to a public deed dated December 20, 1995, before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, as referred to in Annex Four. /b/ That the Assets Subject to Restitution may not be delivered or given as collateral for the fulfillment of the Company’s obligations without the express

Signature Version 37 written authorization of CORFO; this prohibition must be recorded in the respective registries, all in accordance with the terms of subparagraph /b/ of Clause Twenty-Two /Prohibitions/. /c/ That the Assets Subject to Restitution were contributed by CORFO under the condition subsequent that the Agreement, the Lease Agreement, and the Company, such that if, for any cause or reason, whether anticipated or not, the termination of the aforementioned Agreement and the Lease Agreement or the dissolution or termination of the Company occurs, the Assets Subject to Restitution shall automatically, free of charge, and by operation of law revert to the ownership of CORFO, free from any encumbrance, prohibition, or litigation. Consequently, upon the dissolution or terminated, or the Contract or the Lease Agreement is terminated, the parties agree that the Real Estate Registrar or the Mining Registrar, as applicable, shall proceed to re-register both the Rigo Property and the Assets Subject to Restitution in the name of CORFO, upon the sole request of the Executive Vice President, which must be evidenced by the execution of a public deed declaring that such termination or dissolution has indeed occurred. /d/ The Parties acknowledge that nothing in this Contract or the Documents shall prevent any of them or the shareholders of the Company from participating in other companies or activities related to the products or by -products Signature Version 38 involved in this Contract, subject to the limitation contained in subparagraph /f/ of Clause Twenty-Second /Prohibitions/. Six.Two. CORFO hereby definitively and irrevocably undertakes, in favor of the Company, which accepts, not to carry out and not to permit any exploration, exploitation, or mining, aquifer-related, or industrial work of any type or kind, either by itself or through third parties, within all or part of the Properties and the 1,370 OMA mining properties it owns that correspond to the two-kilometer strip currently reserved for the benefit of Albemarle Limitada (formerly Sociedad Chilena de Litio Limitada) and to which referred to in Annex One. The Properties are fully and legally in force, with all their permits up to date and duly paid, and are not subject, in whole or in part, to any lien, encumbrance, mortgage, prohibition, resolution, nullity, or exception of any type or class that could in any way affect the free, full, and exclusive exercise by CORFO or those to whom it consents of each and every one of the powers and attributes inherent to ownership over all or part thereof and throughout the Term of the Contract. The Company shall be responsible for paying the annual fees for the Property and undertakes to keep them current throughout the Term of the Contract. Six.Three. In the event that, prior to the expiration of the Term of the Agreement or the return of the Assets Subject to Restitution to CORFO, the Basic Signature Version 39 Agreement and its amendments executed between CORFO and Albemarle Limitada, Albemarle Inc., and Foote Minera e Inversiones Limitada—and currently in force—are terminated early, the Company shall hereby assume responsibility for and pay, hereafter, the mining royalties corresponding to the three thousand three hundred forty-four OMA mining concessions currently being operated by Albemarle Limitada and for all one thousand three hundred seventy OMA mining concessions owned by it that correspond to the two-kilometer strip currently reserved for the benefit of Albemarle Limitada, as referred to in Annex One, until CORFO has transferred to a third party a title to exploit them or until the expiration of the Contract, whichever occurs first, which shall be communicated by CORFO to the Company. The payment of the mining patents referred to in this Section Six.Three. shall not confer any rights on the Company with respect thereto. From that moment on, the OMA claims mentioned in this Section shall be subject to a total prohibition and obligation on the part of CORFO not to carry out or permit any exploration, exploitation, or mining, aquifer-related, or industrial work of any type or kind, either by itself or through third parties, until the expiration of the Contract or until the assets identified in the preceding Section Six.One./a/ are returned to CORFO. Notwithstanding the foregoing, following the termination of any agreement or Signature Version 40 arrangement existing as of the Commencement Date between CORFO and Albemarle Limitada, Albemarle U.S. Inc. and Foote Minera e Inversiones Limitada or their successors under such instruments, the Company, upon the express written request of CORFO, may utilize the brines, salts in ponds, harvested salts, salt storage cakes, and any other product or material extracted, whether in process or as a finished product, scrap, or waste, all existing as of such date in the operation of Albemarle Limitada. Six.Four. CORFO, in the Lease Agreement, granted and conferred a special, broad, and irrevocable power of attorney to and in favor of the Company, which accepted and to whom it is of interest, for the entire term of the Agreement, so that the latter may assume the judicial and extrajudicial defense and effectively safeguard the subsistence and integrity—both legal and material—and the exclusive and exclusive ownership of each and every one of the Properties and the Sal and Salar Properties. To this end, the Company shall exercise each and every one of the actions, defenses, and other rights enjoyed by the holders of applications, declarations, mining exploitation concessions, mining exploration concessions, exploration permits, and rights to use groundwater and surface water, among others, to guarantee and defend the ownership, validity, continuity, integrity, exclusivity, and other relevant aspects pertaining to

Signature Version 41 each and every one of said properties. All expenses incurred by the mandate shall be borne by the Company, and CORFO shall consequently be exempt from any costs arising therefrom. CORFO shall inform the Atacameño indigenous organizations of the actions taken by the Company pursuant to this mandate, in accordance with the terms set forth in Clause Eighteenth /Mandate and Accountability/ of the Lease Agreement. Notwithstanding the foregoing, the Company undertakes to construct, maintain, preserve, and replace , as appropriate, at its own expense, the boundary markers or landmarks placed at the corners of the Mining Concessions and the Rigo Mining Concessions, in accordance with the terms of Clause Seventeen /Boundary Marking Obligation for the Company/ of the Lease Agreement. Six.Five. Under no circumstances may the Company carry out exploitation, extraction, or brine reinjection activities on the mining properties owned by it and its Related Parties that are located within the perimeter of the Protection Rings, as indicated in Clause Twenty-Two /Prohibitions/. However, within this area , the Company may carry out environmental and meteorological monitoring activities and any other activity that, together with its respective facilities, is authorized under any environmental or sectoral permit related to the mining operations of the Properties. Six.Six. The contractual provisions contained in Signature Version 42 the Agreement do not supersede or replace any environmental or sectoral permit required for the performance of the Company’s mining activities on the Property. Under no circumstances may the execution of the Contract or the validity of any of its clauses be interpreted as constituting or capable of constituting an environmental pre-approval of the Project that the Company will develop beginning in 2031 and to which Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract refers. Said Project may only be executed once it has obtained the corresponding Environmental Qualification Resolution and the necessary sectoral permits. Six.Seven. The Parties hereby irrevocably and in advance, and in favor of one another, undertake to implement in a valid, legal, adequate, and timely manner each and every one of the provisions contained in this Clause and the Agreement, undertaking to perform all acts and execute all contracts and, in general, to do everything necessary so that the documentation to be executed and that is actually executed adequately reflects the agreements set forth. SEVENTH: Representations and Warranties. Each Party to this Agreement represents and warrants to the other with respect to itself that: /a/ It is an entity duly incorporated and existing under the laws of its jurisdiction of incorporation and Signature Version 43 has full right, power, and authority to enter into and perform its obligations under this Agreement and the Documents ; that the execution, execution, and performance of this Agreement and the Documents have been validly authorized, and that the obligations contained in this Agreement and the Documents are legally valid and enforceable in accordance with their terms. /b/ The Company’s performance of this Agreement and the other documents supplementing it, and the fulfillment of the obligations set forth therein, do not conflict with or violate, and do not infringe upon or breach, any statute, regulation, judgment, order, decree, contract, mortgage, agreement, concession, or mining right, trust deed, deed, or other instrument to which it is a party or by which any of its properties or assets are encumbered, and do not result in the creation or imposition of any lien, charge, claim, or pledge on its properties or assets. /c/ All of the foregoing representations and warranties are considered material, essential, and determinative for the execution of this Agreement, and the rights of the respective Parties to this Agreement and the Documents in connection with such representations and warranties shall survive the execution and delivery of this Agreement and the performance of all or any part of its provisions. /d/ The Company shall use its best efforts to comply with and adhere to tax regulations pertaining to Signature Version 44 advance pricing agreements involving lithium and potassium products. EIGHTH: Implementation of the Agreements. The Parties agree to take all direct or indirect measures, necessary or appropriate, to give full effect to the intent, purpose, and terms of this Agreement. Each party, within the scope of its respective authority, shall use its best efforts to ensure that this Agreement and the Project obtain the necessary government approvals and any other matters required for the benefit of the Project. Furthermore, the Parties, provided that this does not imply a waiver of CORFO’s powers, undertake not to take any action that may obstruct or frustrate the achievement by the Company and the Parties of the intent, purpose, and terms of this Agreement or the development of the Project. NINTH: Force Majeure. Each Party shall be excused from performing its obligations under this Agreement to the extent that such failure is due to a Force Majeure Event and for the duration of the Force Majeure Event, provided that the Party not affected by the Force Majeure Event shall continue to perform its obligations. The Party affected by a Force Majeure Event must notify the other Party in writing of the occurrence

Signature Version 45 of the Force Majeure Event within seventy-two hours of the event occurring or as soon as reasonably possible. TENTH: Environmental Compliance. Ten.One. The Company undertakes to comply with any final decision or instruction issued by the environmental authority or, where applicable, the environmental or ordinary courts, as the case may be, as well as to comply with current environmental legislation, the Water Code and Law No. 21,595, and the respective RCAs, particularly to comply with the compliance program(s) agreed upon by the Company and the SMA, along with their respective control mechanisms, which ensure the sustainable management of the Salar. The Company commits to operating the Properties while always safeguarding the environment in order to achieve, in accordance with Best Engineering and Operational Best Practices, achieve long - term sustainable exploitation with a low environmental footprint. The Company’s Closure Plan must comply with current regulations on this matter. Ten.Two. The Company developed and implemented, within eighteen months from the Commencement Date, a regular and continuous online monitoring system that has enabled CORFO and its committees, as well as the competent authorities and regulatory bodies to verify and access the information set forth Signature Version 46 in the RCA(s). Within thirty months following the Start Date and within the framework of the obligations under this Clause, the Company developed a system that has enabled the sharing of information of environmental relevance and community interest, drawing on the aforementioned online information system. This latter system and its content were agreed upon between the Company and CORFO. The Company undertakes to ensure that the aforementioned commitments remain in force and continue to operate throughout the Term of the Contract. Ten.Three. The Company shall review, update, complete, and maintain the operation of the Monitoring System, the design of which shall be defined with the active participation of the Atacameño indigenous organizations through the Salar de Atacama Contract Monitoring Committee; it must be understandable, clear, culturally relevant, up -to- date, in accessible and transparent formats, and publicly viewable. The Monitoring System must contain the following information: /i/ information required online or in real time corresponding to that established for each system in the RCA(s), and related to continuous measurements of parameters, as well as other variables that allow for the visualization and/or anticipation of a water imbalance in the systems to be protected by the A, /ii/ other information that the RCAs are required to communicate, uploaded to the system at Signature Version 47 the frequency established by said RCAs, /iii/ the results of environmental monitoring and audits conducted directly by the Company. The Monitoring System will provide such information “online,” on a regular and continuous basis, meaning that it will be available on the system and can be accessed directly via remote connection, provided that technical requirements for access and internet or digital network connectivity are met. Furthermore, and provided that it is technically feasible to implement, the system will provide information in “real time,” tha t is, as data is collected or at the moment an event occurs. During the system’s design and review phase between the Company and the Atacameño indigenous organizations, those components that are technically feasible to report in real time will be identified. The Company will train the technical representatives of the Atacameño indigenous organizations on how to access and effectively use the Monitoring System. The Company shall develop technical indicators and objective verification mechanisms for the implementation of the Monitoring System. The Monitoring System shall contain the information specified in Section Thirty.TER.One, to the extent that the format or medium of the information is compatible with said system. Ten.Four. The Company shall cooperate on an ongoing basis by providing CORFO, free of charge, with the relevant studies Signature Version 48 that have been conducted to fulfill the obligations imposed by the Contract in this regard, as well as other technical, productive, geological, hydrogeological, and environmental information necessary to adequately understand the information provided by regular monitoring, providing the necessary facilities so that CORFO has expedited access to such records. Ten.Five. The Company shall update its hydrogeological model every five years, and the respective numerical model every two years, in accordance with the provisions of the current RCA, and submit both to CORFO in the format which the Company is required to submit it to the environmental authority. CORFO shall forward this information to the Atacameño indigenous organizations under the terms detailed in Clause Thirty TER /Access to Information by the Atacameño indigenous organizations of the Salar de Atacama basin/. Ten.Six. CORFO and/or the institution designated by the Corporation for this purpose may, at its own expense, conduct environmental, hydrogeological, reserve, reinjection, and/or strategic studies throughout the Salar de Atacama basin, for which the Company must provide all necessary cooperation and support for the conduct of such studies. The Company undertakes to work jointly with CORFO and/or the institution it designates, or with a State Administration body with jurisdiction over these matters, and eventually other

Signature Version 49 operators in the Salar de Atacama basin, on comprehensive hydrogeological modeling, in the improvement of a sustainable strategic environmental model, and in the integrated monitoring of the entire Salar. The Atacameño indigenous organizations may collaborate and participate, in accordance with their own self-determination, in the aforementioned comprehensive hydrogeological modeling, should this initiative be implemented, for which purpose they will be convened by CORFO through the Salar de Atacama Contract Monitoring Committee, or by the State Administration body that, in collaboration with CORFO, develops said modeling . The Company shall have the right to review preliminary drafts of these studies, so as to have the opportunity to include its comments in the reports prior to their publication to avoid potential errors that may be corrected in a timely manner in the final reports, in cases where CORFO independently finds merit in the proposed correction. Ten.Seven. The provisions of Section Ten.Six. do not preclude the right of Atacameño indigenous organizations to conduct their own studies, in accordance with the objectives of each organization and the powers conferred upon them by their respective legal purpose and legal status. The Company shall cooperate with the conduct of such studies by providing information, access to data, and opportunities to clarify technical information relevant Signature Version 50 thereto, to the extent that /i/ the information and data are available to the Company, /ii/ the information does not affect its commercial rights or is not commercially sensitive , and /iii/ it does not impose a disproportionate burden on the Company based on the quantity, complexity, or frequency of the requested information, which must be duly substantiated . CORFO or the institution or agency designated by it shall also cooperate under the same conditions as those indicated above for the Company, within the scope of its authority. Likewise, in the context of relations between the Company and the respective Atacameño indigenous organizations, initiatives and activities related to technical and environmental training may be established. Ten.Eight. In handling the information referred to in this Clause, CORFO and the institution or agency designated by it to assist it in this matter shall be subject to the confidentiality obligations established in Clause Twenty- Seven /Confidentiality/. Likewise, the Parties shall ensure that the performance of the obligations contained in this Clause does not entail a breach of obligations regarding free competition or the disclosure of information on costs, futu re production volumes, future sales, detailed design or engineering information regarding the Company’s expansion plans or investment amounts, or information subject to confidentiality under agreements with licensors or intellectual Signature Version 51 property providers, or subject to the Company’s or third parties’ intellectual and/or industrial property rights, namely trade secrets, inventions, know-how, models, samples, designs, technical or operational information, and all drawings, schematics, and diagrams, provided that these contain detailed and specific information regarding a process or part thereof. Ten.Nine. The active participation of the Atacameño indigenous organizations in the monitoring, joint verification, and oversight of the obligations shall be carried out through the Salar de Atacama Contract Monitoring Committee. This shall be without prejudice the existing channels of communication between the Company and the Atacameño indigenous communities. Access to the Company’s facilities, in cases where it is appropriate under the Contract, shall be carried out in compliance with industrial safety requirements and protocols established for that purpose. Ten.Ten. In the Environmental Impact Study of the project to be implemented based on the New Technologies referred to in Clause Ten/Early Implementation of Commitments in CORFO- Tarar Contracts/ of the Contract, which the Company must submit to the Environmental Impact Assessment System no later than the second semester of two thousand twenty-six, regulatory mechanisms shall be established to control the effects of said project, through the inclusion of mitigation, Signature Version 52 compensation, and remediation measures, and a proposal for an environmental monitoring network. The Company shall design said environmental monitoring network prior to the submission of the Environmental Impact Study to the Environmental Impact Assessment System, taking into account the opinions and recommendations formulated by the Atacameño indigenous communities which, in accordance with the characteristics of the aforementioned study, will fall within the project’s area of influence based on New Technologies, through their own channels of engagement with said Atacameño indigenous communities. Additionally, the Company undertakes to incorporate the development of recycling and reuse of production resources as an operational policy in the new project. ELEVENTH: Special Provisions on Lithium. Eleven.One. The Company must comply with all Chilean laws and regulations governing the extraction, production, marketing, and sale of lithium and its derivative products. Unless expressly authorized by the CCHEN, lithium produced by the Company may not be used or transferred for nuclear fusion purposes. The Company shall adopt all reasonable safeguards to prevent this purpose from being thwarted. Additionally, the State of Chile, through CCHEN, shall have the first option to

Signature Version 53 purchase lithium-6 that the Company may eventually produce, at the international price in effect at the time of sale. Furthermore, the Company shall comply with international agreements prohibiting the marketing of lithium and lithium products to countries included on the list of sanctioned countries pursuant to Chapter VII of the United Nations Charter. Eleven.Two. In accordance with the resolution of the CCHEN in Agreement No. 1,576 of October 10, 1995, the Company was authorized to produce and sell up to 180,100 metric tons of lithium metal equivalent, for a term of thirty years from the first commercial sale of lithium. Eleven.Three. Subject to prior authorization by the CCHEN, the parties agree that the Company shall have the right to mine, process, and sell during the Term of the Agreement up to three hundred forty-nine thousand five hundred fifty-three metric tons of LME, in addition to those referred to in Section Eleven.Two., and without prejudice to the Supplementary Quota established in Section Eleven.Eight., in successive increments, under the terms set forth below /and reflected in Annex Eight/: /a/ The New Quota, effective as of the Start Date and without prejudice to the provisions of Section Eleven.Four; /b/ The Additional Quota, under the terms set forth in Section Eleven.Six; and /c/ The Efficiency Quota, under the terms set forth in Section Eleven.Seven. The use of the Quotas must comply with the Signature Version 54 applicable RCAs. Eleven.Four. For the purposes of being entitled to the New Quota, the Company undertakes to construct, develop, and operate, in accordance with Best Engineering and Operating Practices, an expansion of production capacity in addition to the sixty-six kMt per year of LCE it currently has, capable of producing a quantity of not less than fifty kMt nominal of battery-grade lithium products per year /the “Expansion One”/. Expansion One must be operational no later than the fifth Anniversary. For these purposes, the Company must submit to CORFO, at the start of Expansion One, the project documentation, which must include the timelines for the various phases, covering at a minimum the details of the investment amount, land, infrastructure, machinery, third-party services, studies, and the use of direct and indirect labor for each phase, incorporating concepts such as the physical and financial progress of the investment. Without prejudice to the maximum term already indicated, the Company undertakes to use its best efforts to ensure that Expansion One is constructed and operational by the fourth Anniversary. If, after the fourth Anniversary, Expansion One has not been constructed, the Company must submit, to the satisfaction of , a progress report and a detailed plan for the completion of construction and operation of Expansion One, which must demonstrate that the Signature Version 55 facility will become operational prior to the fifth Anniversary. In any event, if Expansion One is not constructed and operational by the end of the fifth Anniversary, for any circumstance or reason, unless this is a consequence of Force Majeure, the following cumulative effects shall occur, without prejudice to the exceptions contained in this Section and Section Eleven.Five, the following cumulative effects /the “Delay Effects”/: /a/ The unused portion of the New Quota and the right to opt for the Additional Quota shall be extinguished; /b/ The Company shall only be authorized, from that moment on, to exploit an amount not exceeding the Original Quota and/or the Efficiency Quota, if applicable; and /c/ The Company shall be obligated to pay the Royalty for the Original Quota and for the Efficiency Quota in accordance with the mechanism, rates, and calculation method established for the New Quota. Notwithstanding anything set forth in thi s Section, if by the fifth Anniversary Expansion One is not in operation but has achieved at least seventy percent progress in the construction of physical works, as certified by an independent ITO selected by CORFO, the Delay Effects shall not apply. In this event, the Parties shall negotiate in good faith a new economic equilibrium scenario that reflects, with the corresponding adjustments to the Rent, the economic impact on CORFO resulting from the delay in the commissioning of Signature Version 56 the entire Expansion One. The aforementioned report from the independent ITO must include information that comprehensively addresses the technical, legal, and financial issues that the Company must resolve in order for Expansion One to become operational. Under no circumstances may the additional period required for Expansion One to become fully operational, that is, to complete the remaining thirty percent, may exceed the sixth Anniversary. Otherwise, and if such progress has not been verified, the Delay Effects shall apply ipso facto. Eleven.Five. Notwithstanding the provisions of Section Eleven.Four., to be entitled to the New Quota, the Company may alternatively execute Expansion One divided into two phases, each with a capacity greater than or equal to twenty-five kMt nominal of battery-grade lithium products per year. Should the Company utilize this second alternative, the first of these phases must be executed and be in operation in accordance with the conditions set forth in Section Eleven.Four.; and the second of these phases must be constructed and in operation no later than the seventh Anniversary. If the first phase does not commence operations in a timely manner, the Delay Effects shall occur ipso facto. If the first phase begins operations but the second phase does not begin operations no later than the seventh anniversary, the New Quota shall be reduced or limited proportionally to ensure

Signature Version 57 the production of the installed capacity and/or existing and operating plants, without prejudice to the validity of the remainder of the Original Quota. Eleven.Six. The Company shall have the option to exploit and produce the Additional Quota to the as it exercises the option to construct and bring into operation an additional production capacity of one hundred kMt of nominal annual battery-grade lithium products, subject to the fulfillment of the following conditions: /a/ That Expansion One, with fifty kMt of annual battery-grade lithium production, is fully executed and in operation, in any of the alternatives; /b/ That it executes and commissions additional production expansions, in phases of twenty-five kMt nominal or greater of annual battery-grade lithium production, each of which in total does not exceed the aforementioned one hundred kMt, as deemed efficient or appropriate in accordance with Best Engineering and Operating Practices, for which purpose it shall be understood that each phase corresponds to a proportional additional quota until reaching one hundred twelve thousand seven hundred twenty-three metric tons of LME. It is estimated that these additional expansions may begin their initial product ion phases approximately in the year two thousand twenty-five, and the Company must, prior to benefiting from the respective quota increase associated with said expansions, make the corresponding investments for their Signature Version 58 commissioning and operation. For the purposes of being entitled to the Additional Quota, the Company shall inform CORFO in writing of the investments made that enable the production expansions, and CORFO must respond in writing within thirty Business Days of receiving such notification regarding the formalization of the Additional Quota. Eleven.Seven. The Company shall be entitled to the Efficiency Quota to the extent that investments are made to enable future production expansions through technological changes and innovations that allow for efficiency gains in the utilization of lithium in the extracted brine or from tailings, as set forth in Section Five.Three. of the Contract, up to a maximum of fifty- one thousand sixty-three Mt of LME. For the purposes of being entitled to the Efficiency Fee, the Company shall inform CORFO in writing of the investments made that enable production expansions and shall attach the supporting documentation, and CORFO must issue its decision in writing within the following Business Days of receiving said communication regarding the formalization of the Efficiency Quota. Eleven.Eight. The Company shall have the right to mine, process, and sell, during the Term of the Contract, in addition to the quotas referred to earlier in this Clause, the Supplementary Quota. The consumption of the Supplementary Quota must be based on /i/ the existing production process in Signature Version 59 the Salar de Atacama and its optimizations and improvements, and /ii/ that brine extraction does not exceed the limits set forth in the environmental instruments in force as of the effective date of the amendment, as revised and updated, signed on September 16, 2025. The exploitation of the Supplementary Quota shall be subject to compliance with the obligations arising from this Agreement. Additionally, the Company must notify CORFO before beginning to utilize the Supplementary Quota. Eleven.Nine. With respect to increases in additional production and exploitation capacity associated with the Additional Quota and/or the Efficiency Quota, the Company shall have the option to sell to CORFO or to a party designated by CORFO, who, in turn, shall be obligated to purchase the aforementioned facilities at Replacement Value, all of which must be duly audited upon exercise of the option by an expert appointed by mutual agreement. This option does not include the Company’s current plants, nor any additional investments made in them that may give rise to the Efficiency Quota. If the Parties do not agree on the name of the expert within ten Business Days, the expert shall be appointed by the Arbitral Tribunal established in this Agreement, which shall be constituted for the sole purpose of appointing the expert. The Arbitral Tribunal’s involvement in the appointment of the expert shall not disqualify its members from hearing disputes Signature Version 60 arising from the determination of the price. If the option is transferred to a third party, the latter must accept the provisions set forth in this Clause and Clause Twenty-Eight /Dispute Resolution and Arbitration/. In any case, the assets covered by these options and rights must be acquired and paid for by the purchaser in cash within one hundred and eighty days following the determination of their price, and the purchaser shall not have the right to take possession of them or exploit them until the price has been fully and definitively paid, if applicable, and the Contract has been terminated . TWELFTH: Prior Authorization from CCHEN. The Company shall submit for prior approval by CCHEN, in the form, with the content, and under the procedures determined by CCHEN, all contracts or legal acts it enters into regarding mined ore, its concentrates, derivatives, or compounds, and shall comply in this regard with all other obligations imposed by law, regulations, and CCHEN Agreements. THIRTEENTH: Restitution, Transfer, and Right of Acquisition. Thirteen.One. Upon the expiration of the Contract, the following obligations, rights, and options shall become enforceable: /a/ The Company shall return to CORFO all movable and immovable property that CORFO delivered to

Signature Version 61 the Company pursuant to the Contract, and, among others, the Assets Subject to Return, within a period of three months from the aforementioned termination or dissolution; /b/ Within the last six months of the Contract’s Term or the six months following its termination, CORFO shall have the irrevocable option to purchase all or part of the water rights that the Company or any of its Related Parties currently possesses or may in the future acquires or establishes, which benefit or are necessary for the operat ion, either currently or in the future, of the Property, and which are located outside the perimeter of the Property. To exercise this option, the Company and its Related Parties shall make available to CORFO a quantity of water use rights equivalent to the difference between /x/ two hundred forty liters per second—which corresponds to the maximum authorized flow rate in the RCA(s) in force as of the date of execution of this instrument—and /y/ the flow rates, measured in liters per second, of the water use rights that have been transferred by the Company to the Atacameño indigenous communities, as referred to in Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/. The purchase price shall be as agreed upon by the Parties, and if such agreement is not possible, the price determined by an independent and internationally recognized appraiser, appointed by mutual agreement between the Signature Version 62 Parties or, failing that, if no agreement is reached within ten Business Days, by the Arbitral Tribunal, which shall be constituted for the sole purpose of appointing the appraiser. The Arbitration Tribunal’s involvement in appointing the appraiser shall not disqualify its members from hearing disputes arising from the determination of the price. The price of the option shall be calculated based on the market value of such assets in the Antofagasta Region. The Company shall safeguard with due diligence the ownership of such rights and assets, and they shall be subject to a prohibition on executing acts or contracts without the prior written consent of CORFO. CORFO shall be entitled to transfer its rights under this purchase option to third parties, which must include the purchaser’s acceptance of the provisions set forth in this Clause and Clause Twenty-Eight /Dispute Resolution and Arbitration/. /c/ The Company or its Related Parties shall transfer to CORFO, free of charge, all easements, whether mining or of any other nature, that benefit the Properties and/or the Project, regardless of location. This obligation shall not apply to mining easements established in the Salar del Carmen. Furthermore, subject to the provisions of applicable law, the Company shall transfer to CORFO or to whomever CORFO designates, free of charge, the title to all environmental permits, such as RCAs, that are in force at the Signature Version 63 time of termination of the Contract /d/ The Company grants CORFO an irrevocable purchase option to acquire all or part of the assets that the Company uses as production facilities on the Properties, for exploration, monitoring, exploitation, and production facilities associated with said Propert ies, as well as for the extraction and solar evaporation of brine, including surface land, wells, evaporation ponds, pumps, and related equipment, as well as all other facilities, infrastructure, and assets that benefit the Project and are located within the area of the Property and the perimeter of Protection Ring Ten /the “Right of Acquisition”/. Such assets must be inventoried for these purposes prior to the expiration of the Contract. For the purpose of determining the value of assets other than land, this shall be equivalent to the replacement value, taking into account their economic deprecia tion /the “Replacement Value”/ For the purpose of determining the purchase value of the land, if any, this shall be calcula ted based on the market value of such assets in the Antofagasta Region for non - agricultural rural areas. Under no circumstances shall these assets be valued as essential assets of the operating business. The Right of Acquisition may be exercised by CORFO within the six months prior to the expiration of the Contract or the six months following its expiration. If the Parties do not agree on the Replacement Value or the value Signature Version 64 of the land within sixty Business Days of CORFO exercising the right, it shall be determined by an independent and internationally recognized appraiser, appointed by mutual agreement between the Parties or, failing that, if no agreement is reached within ten Business Days, by the Arbitration Tribunal, which shall be constituted for the sole purpose of appoint the appraiser. The Arbitration Tribunal’s involvement in appointing the appraiser shall not disqualify its members from hearing disputes arising from the price determination. CORFO’s Right of Acquisition may be transferred to third parties, provided that such transfer includes the transferee’s acceptance of the provisions set forth in this Clause and Clause Twenty-Eight / Dispute Resolution and Arbitration/. /e/ Within the last six months of the Contract’s term or the six months following its expiration, CORFO shall have the right to purchase the mining concessions that the Company or any Related Party currently holds or may hold in the future on the area within Protection Ring Two; in such case, CORFO shall pay the actual and verified value that the Company or its Related Parties have reasonably incurred in establishing, defending, and protecting said mining concessions, a value that shall be duly audited and validated by an independent external auditor. The Company declares that it holds mining concessions over Protection Ring Two, as indicated in Annex

Signature Version 65 Three. The Company shall safeguard the ownership of said rights and assets with due diligence, and they shall be subject to a prohibition on performing acts or contracts without prior written consent from CORFO. In the event that CORFO and/or the third party holding the purchase option does not exercise it, the Company and any of its Related Parties undertake not to exploit, extract, or reinject brine into the aforementioned Protection Ring Two for a period of fifteen years from the termination of the Agreement. In the event that CORFO and/or the third party holding the purchase option right exercises said option, they may not exploit, extract, or reinject brine in Protection Ring Two. If the option is transferred to a third party, the latter must accept the provisions set forth in this Clause and Clause Twenty-Eight /Dispute Resolution and Arbitration/. /f/ The transfer of ownership of the assets referred to in the options set forth in Sections Thirteen.One.(b), Thirteen.One.(d), and Thirteen.One.(e) must take place within ninety days of the options being exercised. The transfer of the assets referred to in Sections Thirteen.One.(a) and Thirteen.One.(c) must take place upon termination of the Contract. In any case, the assets covered by these options and rights must be acquired and paid for by the purchaser in cash within one hundred eighty days after their price has been determined, and the purchaser shall not have the right to take Signature Version 66 possession of them or exploit them until the price has been fully and definitively paid, if applicable, and the Contract has terminated. /g/ Within six months from the expiration of the Contract, CORFO shall have the option to remove, free of charge, all or part of the remaining slurries and/or waste containing lithium from the Company’s lithium chemical plants, at its own expense. /h/ Upon the expiration of the Contract, all brines, salts in ponds, harvested salts, salt storage cake, and any other product or material extracted—whether in process or as a finished product, scrap, or waste—that remains in the Salar de Atacama shall be the exclusive domain and property of CORFO. Thirteen.Two. Once the Contract has terminated, the Parties shall have a period of three months to carry out the physical handover of the facilities and other assets covered by this Clause, without prejudice to the deadlines established for exercising the various purchase options referred to in this Clause. During said period, the Company shall remain responsible for them and must deliver the mining facilities and other assets free of any occupants. For its part, the Company shall have a period of twelve months to remove all items, equipment, and facilities that it has incorporated or constructed on the Premises that are not Assets Subject to Restitution or subject to the Right of Acquisition, as indicated in the inventory to be prepared for this purpose, without such Signature Version 67 removal constituting an obligation for the Company. To the extent permitted by the definitions and obligations of the Closure Plan, the aforementioned items, equipment, and facilities that are not removed by the Company within the aforementioned period shall be made available to the Atacameño indigenous organizations so that, within a reasonable period defined by CORFO, they may be removed by said organizations at their own cost and for their own benefit. In the event that the Closure Plan does not permit it, or if the Atacameño indigenous organizations fail to carry out the removal within the defined timeframe, the aforementioned items, equipment, and facilities shall automatically become the property of CORFO and shall from that time onward be under its exclusive and total control. Thirteen.Three. The Company undertakes to return the assets covered by this Clause, free from any occupation or impediment that hinders their use, enjoyment, and disposal. Thirteen.Four. Subject to the condition that the Contract and the Lease Agreement remain in force as of July 1, 2030, CORFO waives the right to exercise the options granted to it in Sections Thirteen.One./b/, Thirteen.One./d/, Thirteen.One./e/, Thirteen.One./g/ above, and the right established in Section Thirteen.One./h/ and undertakes not to assign or transfer said options and rights or the Right of Acquisition . Signature Version 68 FOURTEENTH: Early implementation of commitments in CORFO-Tarar Agreements. Fourteen.One. In view of the commitments established in the CORFO-Tarar Lease Agreement and the CORFO-Tarar Project Agreement effective as of the year two thousand thirty-one, the Company shall, upon the entry into force of the amendment, consolidated and updated text of this Agreement executed on September 16, 2025, commence the design, evaluation, and development required for the implementation of the New Technologies—as defined in the CORFO-Tarar Project Agreement-Tarar and as set forth in Clause Thirteen /Development of New Technologies in Production Processes in the Salar de Atacama/ thereof, with the aim of promoting their early implementation. Fourteen.Two. The Parties recognize as a fundamental principle the Company’s environmental responsibility in the early implementation of the New Technologies. The New Technologies to be implemented must be supported by studies that consider /x/ the reduction of the water footprint, through the reduction of continental water use, which must be reflected in the “Plan for the Gradual Reduction of Continental Water Use until its Total Replacement” and /and/ the carbon footprint, through the “New Technologies Implementation Plan” and the “Plan for the Use of Electricity from Renewable Sources,” which must prioritize the use of

Signature Version 69 clean energy as a preferred parameter. Fourteen.Three. The Company shall conduct the studies and pilot projects aimed at the early implementation of New Technologies. CORFO shall have the authority to review the results of the studies and pilot projects conducted by the Company to define the New Technologies. The effective early implementation of the New Technologies in the Project shall take place provided that the Company has a finalized Project EIA that permits it, along with the sector-specific permits required for its operation, and to the extent that these are socio-environmentally, economically, and technically viable and allow for an overall lithium recovery rate of sixty percent or higher. Their incorporation will be carried out gradually and in combination with evaporative technologies, with a corresponding proportional reduction in the area of solar evaporation ponds as the use of New Technologies increases, as well as the gradual replacement of freshwater requirements for the production process , always ensuring that all such measures are feasible from an environmental and social standpoint and that they are sustainable in the long term; and considering, also, their technical and economic viability. Furthermore, the Company will conduct scientific studies on the potential impacts of reinjection and new technologies, which will be submitted to CORFO prior to entry into the Environmental Impact Signature Version 70 Assessment System. Additionally, the Company will collaborate with public institutions on the development of independent scientific studies on reinjection and new technologies. This collaboration shall not be of a pecuniary nature, to safeguard the independence and impartiality of the studies, and shall not include commercially sensitive data or information whose disclosure could affect the Company’s economic rights. For its part, CORFO, or another institution designated by it, may conduct pilot projects and/or similar activities regarding new technologies in brine -based production processes. Fourteen.Four. For the purposes of this Clause, the Company shall prepare a “New Technologies Implementation Plan,” a “Plan for the Gradual Reduction of Surface Water until its Complete Replacement,”, and a “Plan for the Use of Electricity from Renewable Sources,” and submit them to CORFO within the first half of 2026. These plans may be updated by the Company at a later date, provided that the deadlines defined in Sections Fourteen.Five and Fourteen.Six, as applicable, are not modified. The milestones and deadlines defined in the “New Technologies Implementation Plan,” and in the “Plan for the Gradual Reduction of Continental Water until its Complete Replacement,” as well as the plans required by Law No. 19,300 and its Regulations, must be incorporated by the Company into the Project’s Environmental Impact Signature Version 71 Study, which must be submitted to the Environmental Impact Assessment System no later than the second half of the year 2026, in order to advance baseline studies and lines. If the RCA and the sectoral permits necessary for the project based on the New Technologies are approved and final prior to the Commencement Date of the Corfo Tarar Contracts, as defined therein, the Company shall proceed with the execution of the “New Technologies Implementation Plan” and, likewise, shall proceed with the execution of the “Plan for the Gradual Reduction of Continental Water until its Complete Replacement,” taking this circumstance into account. Fourteen.Five. The “New Technologies Implementation Plan” must consider socio-environmental viability as a fundamental criterion, along with technical and economic factors. The plan must be geographically relevant, progressive, and verifiable, with defined goals, milestones, and a timeline. Furthermore, it must identify all activities necessary for the evaluation and adoption of the Project’s New Technologies , as well as the processes for reinjecting residual brine for exclusively environmental purposes. The plan must also include a program aimed at reducing the area used for evaporation ponds, , which shall include targets and implementation dates . The New Technologies defined in the “New Technologies Implementation Plan” must be implemented no later than the Signature Version 72 end of the seventh year from the date on which they are approved and the Project’s RCA is finalized based on the New Technologies and the sectoral permits required for their operation. The Company will provide information to CORFO regarding the total investment budget for the Project and the implementation of the New Technologies, as established in the New Technologies Implementation Plan, without itemized details or a cost structure, so as not to violate free competition regulations and commercially sensit ive information for the Company. Additionally, in instances of direct interaction between the Company and the organizations, information regarding the total expenses for pilot projects involving new technologies carried out to date will be shared. Fourteen.Six. The “Plan for the Gradual Reduction of Surface Water until its Complete Replacement” must consider socio -environmental viability as a fundamental criterion, along with technical and economic factors. The plan must be geographically relevant, progressive, and verifiable, and must include, at a minimum, the stages, goals, milestones, and deadlines by which the reduction must be achieved in accordance with the Project, as well as the affected flow rates to the reduction, and the indicators and mechanisms that allow for the monitoring and verification of compliance with this obligation. This obligation shall apply to the Company’s water use rights whose use is or

Signature Version 73 has been subject to the Project in accordance with the current RCA, corresponding to a maximum of two hundred forty liters per second of continental water, and does not include brine or the brine evaporation process. The “Plan for the Gradual Reduction of Continental Water until its Full Replacement” must be implemented by the end of the fifth year from the date on which the Project’s RCA is approved and becomes final, based on the New Technologies and the sectoral permits required for its operation. The aforementioned water use rights shall be allocated by the Company for environmental conservation and biodiversity purposes as they cease to be used or cease to be used in the future for the Project’s water supply. In this regard, the Company undertakes to request the modification of the mode of water use to a “non-extractive” use for environmental conservation purposes, in accordance with the provisions of the Water Code, and to make the corresponding entries in the Water Property Registry for that purpose. The request for modification to the non-extractive category shall be made in stages, with respect to the flows corresponding to each well among those in which such rights are exercised, as they cease to be used entirely. Furthermore, only in those exceptional cases of a declaration of water scarcity by the competent authority in accordance with current legislation , while such a declaration remains in effect, may Signature Version 74 said water use rights be allocated in whole or in part for human consumption. Such use must be subject to verification of the conditions established for this purpose in the Water Code and through the respective notifications to the General Water Directorate or another competent authority for such purposes at the time of use. The aforementioned use for human consumption shall not be construed as a breach of the obligation to use water for environmental conservation and biodiversity; therefore, should such allocation occur, the condition subsequent referred to be low shall not be deemed fulfilled. Once the water use rights referred to in this Clause are formally allocated for the indicated purposes, the Company must transfer them free of charge to the Atacameño indigenous communities that are the registered owners of the surface lands where the collection points of the respective water rights or, in the absence of such registration, to those Atacameño indigenous communities that have a formal claim to the lands where the aforementioned collection points are located. The collection points shall be those indicated in the corresponding title registrations of said water rights in the Water Property Registry. The transfer free of charge shall be subject to the resolutory condition of maintaining the environmental conservation and biodiversity purpose and its non-extractive nature in perpetuity , which shall not be deemed Signature Version 75 fulfilled in the case of allocation for human consumption as defined in accordance with the foregoing provisions. The transfer shall be effected in successive and partial acts, as resolutions are issued by the General Water Directorate authorizing the modification of the water rights to a non - extractive use, which the Company must request each time a well among those where the rights are exercised ceases to be used entirely, in accordance with the “Plan for the Gradual Reduction of Continental Water until i ts Total Replacement.” All of the foregoing, in accordance with the provisions of Clause Fourteen /Long-Term Water Balance and Sustainability/ of the CORFO-Tarar Project Agreement. Fourteen.Seven. The “Plan for the Use of Electricity from Renewable Sources” may only consider the provision of electricity supplied by third parties that meet socio- environmental viability criteria as a fundamental requirement, in addition to economic criteria and the standards necessary to provide the supply under such conditions, and shall be implemented progressively, in accordance with the availability of energy in the market and the technical requirements of the Project’s processes and equipment. The Plan must include a program for the incorporation and use of energy from renewable sources, which shall include, at a minimum, a timeline with development milestones and progressive targets, Signature Version 76 and with gradual percentages based on the availability of such energy in the market, as well as the indicators and mechanisms to monitor and verify compliance with this obligation, which may be updated. The foregoing is in accordance with the terms of Clause Fifteen /Commitment to Use Clean Energy/ of the CORFO-Tarar Project Agreement. The Company, on its own behalf and on behalf of its Related Parties, undertakes not to construct or promote, for its own use, the construction of electricity generation infrastructure for the Project in the municipality of San Pedro de Atacama, in order not to contribute to the generation of negative environmental impacts. This obligation does not extend to or affect the autonomy and self -determination of the Atacameño indigenous organizations to pursue their own energy generation initiatives. Fourteen.Eight. CORFO shall provide the Atacameño indigenous organizations with the information specified in Section Fourteen.Four, as set forth in Clause Thirty TER /Access to Information by the Atacameño indigenous organizations of the of the Salar de Atacama/of the Contract. In addition, they shall have access to the Monitoring System for traceability and verification of the Company’s compliance with its obligations. CORFO shall liaise with the Atacameño indigenous organizations through the Salar de Atacama Contract Monitoring Committee to ensure their active

Signature Version 77 participation in the monitoring, joint verification, and oversight of the obligations under this Clause. Fourteen.Nine. Within the framework of the activities and initiatives that CORFO promotes in matters related to technological changes and the development of new technologies, studies, pilot projects, value-added activities, and technology transfer related to the exploitation of the Properties, the Company shall: /i/ provide, as samples, products that the Company markets, Brine and Others, salts from discards, risks and RILs, and other products of a similar nature, without this implying any discount on the fee applicable to finished products, nor, in the case of Brines, that such deliveries be counted toward the maximum provided for in subparagraph /a/ of Clause Twenty-Two /Prohibitions/ of the Contract; /ii/ allow coordinated and temporary access to infrastructure, land, and/or equipment for research and development; /iii/ participate, at CORFO’s request, in knowledge and experience exchange activities, within the framework of working groups and other similar forums established for such purposes; /iv/ participate in the identification of technological challenges and/or obstacles in the field of research and development or other initiatives or activities. The Company shall participate in the activities referred to in subparagraphs /iii/ and /iv/ to the extent that they are all relevant to the activities carried out by the Company, Signature Version 78 and that they are previously agreed upon and planned between the Company and CORFO in annual or biannual protocols. The counterpart to the aforementioned cooperation agreement shall be CORFO, or the entity it designates, which may not be a current or potential competitor of the Company. The Parties shall ensure that the performance of the obligations contained in this Clause does not interfere with the Company’s regular operations, does not entail a breach of obligations regarding free competition, nor the disclosure of information relating to costs, production volumes or future sales, detailed information on the design or engineering of the Company’s expansion plans or investment amounts, and information subject to intellectual and/or industrial property rights owned by the Company or third parties, that is, trade secrets, inventions, know-how, models, samples, designs, technical or operational information, and all drawings, schematics, and diagrams only to the extent that they contain detailed and specific information regarding a process or part thereof. FOURTEENTH BIS: Efforts Toward Higher Value-Added Production in Chile. The Company shall conduct studies, in the areas it deems relevant, to determine the environmental, technical, and economic feasibility and advisability of transforming a portion of lithium production be transformed Signature Version 79 into products with higher added value than Lithium Products. The Company shall notify CORFO of its decision to produce them, so that the Parties may agree on the progress milestones and targets to be met and the definitive rate or range of rates upon which the Rent shall be calculated; for this purpose, the Company shall provide CORFO with all technical and economic background information regarding the new product, in accordance with the information required for such purposes in the Lease Agreement. If no agreement is reached, the Rent shall be determined by an independent expert and/or auditor, in accordance with the provisions of the Dispute Resolution Procedure, as applicable. FIFTEENTH: Research and Development Efforts in Chile. Fifteen.One. From the Commencement Date until the expiration of the Term of the Agreement , the Company unilaterally and irrevocably undertakes to contribute annually resources for research and development under the terms of this Clause (the “R&D Contributions”). The annual amount of the R&D Contributions is specified in the table included as Annex Twelve. The R&D Contributions consist of: /i/ “General R&D Contribution,” equivalent to ninety percent of the R&D Contributions, and /ii/ “Specific-Use R&D Contribution”, equivalent to ten percent of the R&D Contributions. Signature Version 80 Fifteen.Two. The General R&D Contribution must be made to one or more public technology institutes and/or public research and technological development entities, or private, non-profit, non-governmental organizations ( s) that carry out research and development activities, which may have a productive purpose, technology transfer and innovation, specialized technological and/or technical assistance, technology dissemination, and/or the generation of research and information to support regulation and public policies /the “R&D Entities”/, for the purpose of conducting studies, research, and/or development of technology and innovation, as well as applied studies and research: /i/ in the use and/or application and/or the use of solar energy or other sustainable energy sources; and/or lithium salts or the salts and products of the Concessions; and/or non-metallic mining; and/or low- emission metallic mining, complementary to the lithium industry in battery development; /ii/ industries complementary to the lithium industry in the development of electromobility and stationary energy storage sources and/or solutions that replace fossil fuels; /iii/ that enable transformation in productive sectors; /iv/ in decarbonization, energy transition, water efficiency, and climate change; /v/ in productive development, capacity building, technology transfer, innovation, or other enabling processes for green hydrogen

Signature Version 81 and its derivatives; /vi/ in environmental conservation; /vii/ in environmental sustainability and the hydrogeology of salt flats; and /viii/ in production processes and piloting of new production technologies in salt flats. The General R&D Grant may be awarded only to those R&D Entities in which representatives of universities and/or State Administration bodies have representation, participation, or administrative roles, and these may allocate it to the creation, development, and maintenance of specialized technological capabilities, as well as to the operation of such entities. Fifteen.Three. The Company recognizes that CORFO possesses the experience and expertise to select the R&D Entities that will receive the General R&D Grant. Notwithstanding the foregoing, the R&D Entities must first undergo a due diligence process and comply with any requirements that may be imposed under the Company’s compliance program in connection w ith said process. Fifteen.Four. The CORFO Board, when selecting R&D Entities, shall establish the period during which they must receive all or part of the General R&D Grant, which may not exceed ten years or the remaining term until the expiration date of the Contract, as well as the purposes for which the funds will be used. The allocation of the General R&D Grant may be renewed or modified by the CORFO Board, which shall require, as a condition, that each R&D Entity undertake both Signature Version 82 to respect the purpose for which the grant is intended and to comply with the annual or multi -year objectives and performance evaluations that CORFO shall establish through an agreement to be signed by the latter with each R&D Entity, in which, furthermore, a mechanism for accountability regarding the use of resources and reporting of the results obtained. Such agreement may establish fines, bonds, or guarantees of faithful compliance with the obligations contained therein, which shall be established in favor of the Company. CORFO shall inform the Company when the latter must enforce such guarantees or bonds that have been established in favor of the Company. The proceeds from the enforcement of such guarantees or sureties, as well as from the payment of fines, shall accrue to the General R&D Contribution, and the Company shall contribute the proceeds from this source under the same conditions established in Section Fifteen.Two, at CORFO’s request. Fifteen.Five. The Specific-Use R&D Contribution shall be contributed by the Company to CORFO, so that CORFO may allocate such funds exclusively to the financing of research and development activities, which may have a productive purpose, and/or the transfer of technology for: /a/ the development of technologies focused on /i/ increasing the added value of extracted lithium for uses and/or applications in nuclear energy, solar energy, Signature Version 83 l ithium salts, and advanced materials for energy accumulation and storage purposes, and/or /ii/ developing more efficient metallurgical, chemical, or physical extraction and processing methods for products extracted from the Properties, and/or /iii/ increasing knowledge to exploit new resources, and/or /iv / research and development of enabling technologies and innovation for digital transformation in productive sectors; or, /b/ applied studies and research in the areas indicated in subparagraph /a/ above. For the purposes of the foregoing, CORFO shall transfer all or part of the Specific -Use R&D Contribution to State Administration bodies or entities in which they participate or are represented. The management of these resources shall comply with the same conditions established above, with the exception of the provisions of Section Fifteen.Two. Fifteen.Six. With respect to the total amounts covered by the General R&D Contribution, the Company undertakes to contribute, in the manner established by CORFO, up to a maximum of fifty million dollars from the sum indicated in the “General R&D Contribution” column to legal entities—public, private, for-profit, or nonprofit—so that they may carry out research, productive development, capacity building, technology transfer, innovation, or other enabling processes for green hydrogen and its derivatives. Fifteen.Seven. Under no circumstances shall the Company be Signature Version 84 obligated to make R&D Contributions beyond the expiration of the Contract’s Term . However, if at the expiration of the Contract’s Term there remains a balance of R&D Contributions that has not been delivered by the Company, the Company must transfer the total balance to CORFO so that CORFO may allocate it to the purposes established in this Clause. Fifteen.Eight. In order to facilitate access to the supplies necessary for the research and development activities referred to in this Clause, the Company shall use its best efforts to sell to the R&D Entities or to those indicated in Section Fifteen.Five. its Lithium Products or Other Lithium Products, at market prices and conditions, subject to the Company’s inventory and availability. Products purchased by the R&D Entities may not be resold and must be used exclusively for the purposes of the research and development project for which they were selected by CORFO. SIXTEENTH: Indigenous Organizations and Regional Development. Sixteen.One . Effective as of the Start Date, or as of the effective date of the amendment, consolidated and updated version of this Agreement executed on September 16, 2025, in cases where so specified, the Company agrees to contribute annually, with respect to the Company’s sales of products manufactured from the brine of the Properties during

Signature Version 85 the preceding calendar year, the amounts indicated below: Sixteen.Two. Contributions to Regional Development. /a/ Contributions to the Regional Government of Antofagasta: /i/ Zero point eighty-seven percent of such sales, less the amount of two million dollars, as an annual contribution to the Regional Government of Antofagasta, to finance public investment projects, infrastructure works, and/or projects intended for regional development, and/or for the financing of public programs; such projects may also be financed with resources from the Regional Government and/or the National Fund for Regional Development of the Antofagasta Region; /ii/ 0.3 percent of said sales as an annual contribution to the Regional Government of Antofagasta for projects and/or programs for productive development and/or investment in productive development in the Antofagasta Region. /iii/ Charged against the contribution indicated in subparagraph /i/ of this subsection /a/ and up to a maximum of 15 percent of said contribution, basic studies, pre-feasibility studies, feasibility and design studies, including the preparation of engineering, architectural, and specialized studies, that enable the creation of conditions for the formulation, implementation, and development of the projects or initiatives indicated in subparagraph /i/ of this paragraph /a/ , and/or the performance of maintenance activities associated with such projects or Signature Version 86 initiatives in accordance with the regulations and powers of the Regional Government and pursuant to the instruments and mechanisms it has established for these purposes . /iv/ From the contributions indicated in subparagraphs /i/ and /ii/ of this subsection /a/, and up to a maximum of five percent of each of the aforementioned contributions, professional services may be funded for the supervision of the execution of the projects or initiatives financed with these resources. /v/ The Regional Government of Antofagasta must allocate at least thirty percent of the total annual amount it receives from the Company, resulting from the sum of subparagraphs /i/ and /ii/ of this subsection /a/, to the financing of public investment projects and/or infrastructure works of a larger scale or scope, understood to be those of cross-cutting and collective interest that benefit the general population of the municipality of San Pedro de Atacama /the “Fondo Cinco”/, in accordance with applicable regulations and the powers of the Regional Government , and in accordance with the instruments and mechanisms it has available for these purposes, regarding the type of projects or initiatives to be financed. These resources may also be used to finance the studies indicated in subparagraph /iii/ of this paragraph /a/. The Atacameño indigenous organizations, through the Salar de Atacama Contract Monitoring Committee, may express their vision and Signature Version 87 prioritization of projects to be financed with the resources indicated in this subparagraph /v/. CORFO, acting within its authority, will facilitate coordination with the Antofagasta Regional Government and, where appropriate, other public agencies, in order to promote the initiatives. CORFO will request information from the Antofagasta Regional Government regarding the progress of the execution of the resources and/or projects funded with the resources indicated in this subsection /v/. /vi/ The Antofagasta Regional Government may allocate the resources referred to in subsections /i/ and /ii/ of this section /a/ to the municipalities that do not receive direct contributions under the Contract, within the framework of the Regional Development Strategy , the Mining Strategy for the Well-being of the Antofagasta Region (EMRA) 2023-2050 , and/or other strategies that fall within the regulatory framework applicable to the Regional Government, and their respective updates, always within the framework of the financing objectives established in subparagraphs /i/ and /ii/ of this subsection /a /. /b/ Contributions to Municipalities: /i/ 0.2 percent of said sales as a contribution to the Municipality of San Pedro de Atacama, for the financing of investment projects. /ii/ 0.1 percent of such sales as a contribution to the Municipality of Antofagasta, to be allocated by the latter to investment projects within the area Signature Version 88 determined by the Municipality itself, taking into account the impact of the Company’s industrial and/ l activity carried out at the Salar del Carmen plant; and /iii/ 0.1 percent of such sales to the Municipality of María Elena, to be allocated by the Municipality to the financing of investment projects. The Company may enter into agreements with the aforementioned administrative bodies establishing the terms, conditions, and specific aspects related to the contributions, which, in any case, must be managed and executed in accordance with the regulations governing the respective body, and without prejudice to any oversight that the Comptroller General of the Republic may carry out for this purpose in accordance with the powers granted to it by law. CORFO sha ll not enter into or be a party to the aforementioned agreements . Sixteen.Three. Contribution to Atacameño indigenous communities for investment and/or development projects /“Fund One”/. Sixteen.Three.One. The Company shall make contributions to finance Fund One, which consists of: /a/ Between ten and fifteen million dollars annually. Said amount shall be /y/ ten million dollars if the weighted average sales price of the Company’s lithium carbonate in the preceding year is less than four thousand dollars per metric ton; and /z/ the amount indicated in /y/ increased by eight hundred thirty-three Dollars for every Dollar by which said lithium carbonate price of the

Signature Version 89 preceding year exceeds four thousand Dollars/Mt. The foregoing is subject to a cap on the contribution of up to fifteen million Dollars per year, which is achieved with a price equal to or greater than ten thousand Dollars/Mt. /b/ The equivalent of zero point one percent of annual sales without a cap of all the Company’s products manufactured from the brine of the Property, effective as of the date of entry into force of the amendment, restatement, and update to this Agreement executed on September 16, 2025. /c/ One h million dollars annually, effective as of the date of entry into force of the amended, restated, and updated version of this Agreement executed on September 16, 2025. Sixteen.Three.Two The resources of Fund One may only be used to finance investment and/development projects that promote the sustainable development of the Atacameño indigenous communities in the Salar de Atacama basin that autonomously and voluntarily decide to receive it and that comply with the provisions of this Clause. Charged to the resources of Fund One and subject to prior authorization by CORFO, the hiring of a Collaborating Entity as regulated in Section Sixteen.Three.Five. The total annual amount of resources comprising Fund One, minus the amount of resources allocated to finance the Collaborating Entity, shall be referred to as the “Base Contribution.” Sixteen.Three.Three. Only Atacameño indigenous Signature Version 90 communities belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that have been established and registered in accordance with the provisions of Law No. 19,253, prior to November 9, 2023, the date of CORFO’s Exempt Electronic Resolution No. 1,361 of 2023, which initiated the indigenous consultation “Distribution of Salar de Atacama Contributions,” that are duly registered and can demonstrate legal status and a current governing body before CONADI as of that same date, and whose bylaws provide governance mechanisms that guarantee the proper use of resources, in accordance with internationally accepted best practices for these purposes. Sixteen.Three.Four. The Atacameño indigenous communities that are beneficiaries and recipients of the Base Contribution must comply with the purposes and goals established or to be established in an agreement signed between CORFO and each of said Atacameño indigenous communities, which shall include procedures, conditions, and requirements to ensure compliance with the purposes for which the Base Contribution is intended and mechanisms for accountability and reporting. However, it shall be the sole responsibility of the Atacameño indigenous communities receiving this Base Contribution to comply with both their statutes and internal regulations, as well as with the decisions adopted in accordance with their Signature Version 91 self-determination. Additionally, the Atacameño indigenous communities receiving the Base Contribution must keep CONADI updated on information related to their bylaws, such as the identification of the members of the current board of directors and the membership registry, among other matters. The Atacameño indigenous communities receiving the Base Contribution must, prior to its receipt, in the manner, timeframe, and frequency determined by the Company, undergo a due diligence process and comply with any requirements that may be imposed under the Company’s compliance program in connection with said process. Sixteen.Three.Five. The Collaborating Entity shall be responsible for supporting the Atacameño indigenous communities benefiting from Fund One in the generation and development of the investment and/or development projects referred to in Section Sixteen.Three.Two, which may include, depending on the of progress of their respective projects, services such as support and interdisciplinary technical assistance in the selection, development, and implementation of the projects, and their advancement in both initial and advanced phases; in the design and formulation of programs; in the technical and financial reporting of the Base Contribution; and in conducting and attending technical meetings and working groups together with CORFO, among Signature Version 92 other support activities that enable the proper execution and development of the projects. The Collaborating Entity will be selected by the Company from among the members of a shortlist of three candidates submitted by CORFO for this purpose. The Atacameño indigenous communities benefiting from Fund One, through the Salar de Atacama Contract Monitoring Committee, must nominate one of the members of the shortlist of companies that CORFO must submit to the Company, without indicating who proposed each member, so that the Company may select the entity that will serve as the Collaborating Entity. In the event that the Atacameño indigenous communities do not inform CORFO of their candidate for the shortlist within the deadline specified for that purpose, CORFO shall determine the final composition of the shortlist in its entirety and submit its proposal to the Company. The Collaborating Entity must include professionals of Atacameño origin in its work team and maintain a permanent presence in the municipality of San Pedro de Atacama. The Collaborating Entity may be the same as the Technical Support Entity for Fund Four referred to in Section Sixteen.Six.Six. Sixteen.Three.Six. The distribution processes for the Base Contribution shall be carried out by applying the distribution formula indicated in Annex Thirteen, which was established in accordance with the Indigenous Consultation process

Signature Version 93 mandated by CORFO’s Exempt Electronic Resolution number one thousand three hundred sixty-one, of 2023, issued by CORFO. Sixteen.Four. Contribution for development projects of Atacameño indigenous communities /“Fund Two”/. Sixteen.Four.One. The Company shall make contributions to finance a Fund Two, which shall consist of nine million dollars annually, effective as of the date of entry into force of the amendment, consolidated and updated text of this Agreement signed on September 16, 2025. Sixteen.Four.Two. The resources of Fund Two may only be used to finance the development and implementation of initiatives, projects, and/or programs contained in the life and human development plans of the Atacameño indigenous communities belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin, which may include the implementation of environmental protection and conservation activities within the territories formally claimed by the respective Atacameño indigenous recipient community, and only in agreement with the Atacameño indigenous communities in other territories formally claimed by them. Sixteen.Four.Three. The only beneficiaries of this Fund Two may be the Atacameño indigenous communities belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that have been established and registered in accordance with the Signature Version 94 provisions of Law No. 19,250 and three with CONADI, prior to the Call Date and provided that their governing body is in force as of the End Date of the Dialogue Stage of the Indigenous Consultation. Sixteen.Four.Four. The distribution of this contribution shall be made in accordance with the distribution formula indicated in Annex Thirteen. Sixteen.Four.Five. The delivery and management of these amounts shall be carried out directly by the Company, through individual agreements with the Atacameño indigenous communities, which shall include procedures to ensure compliance with the purposes for which Fund Two is intended. Sixteen.Five. Contribution to the Intergenerational Fund. Sixteen.Five.One. The Company shall make contributions to finance a fund consisting of one million dollars annually, effective as of the date of entry into force of the amendment, as amended and restated, of this Agreement signed on September 16, 2025. Sixteen.Five.Two. These funds shall be allocated to the creation of an intergenerational fund, the resources of which shall be invested to achieve long-term returns with the aim of generating additional income to be used once the Agreement has expired, with the funds contributed annually by the Company to said fund being maintained in full in perpetuity /the “Intergenerational Fund”/. Sixteen.Five.Three. The additional income or civil fruits generated as a result of the Signature Version 95 Intergenerational Fund’s returns shall be used to finance, as of the termination date of the CORFO-Tarar Agreements, “retirement benefits” for senior citizens of the Atacameño people in the Salar de Atacama basin who reside in the municipality of San Pedro de Atacama. The beneficiaries of this Fund shall be indigenous persons of the Atacameño people who hold a certificate attesting to their status issued by CONADI in accordance with Article 3 of Law No. 19,253, who reside in the municipality of San Pedro de Atacama and who, as of the contract expiration date, have reached or will have reached the legal retirement age. Compliance with these requirements must be proven by means of the aforementioned certificate, a birth certificate, and a certificate of residence issued by the Municipality or the National Household Registry, or the institution that may issue such a certificate in the future. Sixteen.Five.Four. For the design and establishment of the Intergenerational Fund, the Company will engage the services of a specialized entity with relevant expertise to prepare a detailed proposal defining the fund’s ownership structure, the type of institution to which fund administration will be entrusted and the requiremen ts it must meet, the fund’s investment conditions and modalities, the safeguards and control mechanisms, the method and parameters for calculating the retirement benefits to be paid to beneficiaries Signature Version 96 upon expiration of the Contracts to the beneficiaries, and detailed regulations for the administration and operation of the fund. The Company will select the fund’s management institution through a public bidding process. The selection of the fund manager will prioritize the entity that submits the best offer, taking into account the minimum guaranteed return on investments and the management fees, which will be deducted from the fund. The Atacameño indigenous organizations will be informed, through by CORFO, regarding this selection process and the fund’s semi-annual returns. Sixteen.Five.Five. The process of designing the fund and its regulations, and the subsequent selection and appointment of the management institution, must be completed within three years from the effective date of the amendment, consolidated and updated version of this Agreement signed on September 16, 2025. During that period, the Company must deposit and maintain the annual contributions in a special account or in fixed-income financial instruments that allow for separate management, ensure the preservation of capital, and prevent its devaluation. Sixteen.Six. Fund exclusively for the financing of projects and/or initiatives of Atacameño indigenous associations /the “Fund Four”/. Sixteen.Six.One. The Company shall make contributions to finance a Fund Four, which shall consist, as of the effective date of the amendment,

Signature Version 97 consolidated and updated text of this Agreement executed on September 16, 2025, of: /a/ Zero point thirteen percent of annual sales, without cap, of all the Company’s products manufactured from the brine of the Per, with a guaranteed minimum of two million dollars. /b/ Five hundred thousand dollars annually. Sixteen.Six.Two. The resources of Fund Four shall be allocated exclusively to the financing of projects and/or initiatives of Atacameño indigenous associations, that are linked to their original purpose of creation as established in their bylaws, and in accordance with their legal purpose and legal nature pursuant to the provisions of Law No. 19,253. The resources indicated in subsection /b/ of Section Sixteen.Six.One may be used to finance the hiring of a Technical Support Agency. The total annual amount of resources comprising Fund Four, minus the amount of resources allocated to the financing of the Technical Support Agency, shall be referred to as the “Annual Contribution.” Sixteen.Six.Three. Only Atacameño indigenous associations belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that have been established and registered in accordance with the provisions of Law No. nineteen thousand two hundred fifty-three, prior to the Call Date and provided that their board of directors is in force as of the End Date of the Dialogue Stage of the Indigenous Consultation , Signature Version 98 and their bylaws must include mechanisms that ensure the proper use of resources, in accordance with internationally accepted best practices for these purposes, and that they maintain regular and active operations, in accordance with their founding objectives. Sixteen.Six.Four. The processes for distributing the resources of Fund Four shall be carried out by applying the distribution formula contained in Annex Thirteen. Sixteen.Six.Five. The disbursement of the Annual Contribution from Fund Four for the financing of projects and initiatives funded by this Fund shall be made by the Company to the beneficiary Atacameño indigenous associations, and the administration shall be carried out through individual agreements previously signed by CORFO with each of said Atacameño indigenous associations, which shall include procedures, conditions, and requirements to ensure compliance with the purposes for which Fund Four is intended, as well as accountability and reporting mechanisms. However, it shall be the sole responsibility of the Atacameño indigenous associations receiving contributions from Fund Four to comply with their statutes and internal regulations, as well as with the decisions adopted in accordance with their self -determination. Additionally, the Atacameño indigenous associations that receive contributions from Fund Four must keep CONADI updated on information related to their bylaws, such as the Signature Version 99 identification of the members of the current board of directors and the registry of Atacameño members, among other things. Atacameño indigenous associations receiving contributions from Fund Four must, prior to receiving such contributions and in the manner, timing, and frequency determined by the Company, undergo a due diligence process and comply with any requirements that may be imposed under the Company’s compliance program in connection with such process. Sixteen.Six.Six. The Technical Support Agency shall be responsible for supporting the Atacameño indigenous and community- s that are beneficiaries of Fund Four in the generation and development of the projects and initiatives referred to in Section Sixteen.Six.Two, which may include, depending on the progress of their respective projects, services such as support and interdisciplinary technical assistance in the selection, generation, and implementation of the projects, and their development in both initial and advanced phases; in the design and formulation of programs; in the technical and financial reporting of the Annual Contribution; and in the organization of and attendance at technical meetings and working groups together with CORFO, among other support activities that enable the proper execution and development of the projects . The Technical Support Agency shall be selected by the Company from among Signature Version 100 the members of a shortlist submitted by CORFO for this purpose. The Atacameño indigenous associations, through the Salar de Atacama Contract Monitoring Committee, must nominate one of the members from the shortlist of companies that CORFO must send to the Company, without indicating who proposed each member, so that the Company may select the entity that will serve as the Technical Support Agency. If the Atacameño indigenous associations do not inform CORFO of their candidate for the shortlist within the specified timeframe, the shortlist shall be determined entirely by CORFO. The Technical Support Agency must include professionals of Atacameño origin in its workforce and maintain a permanent presence in the municipality of San Pedro de Atacama. The Technical Support Agency may be the same as the Fund One Collaborating Agency referred to in Section Sixteen.Three.Five. Sixteen.Seven. The Company shall comply with each and every obligation to which it commits under this Clause with regard to the Atacameño indigenous organizations, in accordance with best practices and applicable standards in this area. Sixteen.Eight. The delivery of the contributions referred to in this Clause by the Company shall be verified by the Contractual Auditor, in accordance with the terms of Clause Eighteen. Notwithstanding the foregoing, CORFO may directly verify, at

Signature Version 101 any time, the actual delivery of these contributions in accordance with the terms established in this Clause, for which purpose the Company shall provide CORFO with all information requested. Sixteen.Nine. For the first and last year of the term applicable to the Company’s obligation the Company to make the various contributions established in this Clause, such contributions shall be determined based on the number of proportional months of validity in the respective calendar year. However, if on the Termination Date there remains any outstanding amount for undelivered contributions, the Company must transfer the full amount to the respective beneficiaries so that they may allocate it to the purposes established in this Clause Sixteen.Ten. Each Atacameño indigenous organization must take the necessary precautions to ensure the proper use of the resources of Fund One, Fund Two, and Fund Four, in accordance with the purpose established for each of them in this Clause, and in accordance with the legal purpose and legal nature of the respective organization pursuant to Law No. 19,253, and its respective objectives of incorporation, which may be verified by CORFO. Sixteen.Eleven. This Clause is based on the provisions of the Final Report of the National Lithium Commission of the year two thousand fifteen, insofar as the development of sustainable and inclusive lithium exploitation implies the Signature Version 102 establishment of robust mechanisms for the participation of communities, including those belonging to indigenous peoples, and benefit-sharing schemes by the Company to the Atacameño indigenous communities. SEVENTEENTH: Corporate Governance of the Company. Seventeen.One. The corporate governance of the Company shall be defined by CODELCO and SQM S.A. in accordance with the shareholder agreements they enter into for the purposes of the public-private partnership. The members of the Company’s board of directors shall possess the sufficient and necessary qualifications for the proper performance of their duties /the “Board of Directors”/. Seventeen.Two. The Board of Directors shall have a committee whose function shall be to oversee compliance with the Contract and the Lease Agreement, which shall be composed of three members /the “Committee”/. The powers and duties of the Committee are as follows: /a/ Quarterly review and reporting to the Board and the Representatives on the proper and timely performance of the Agreement and the Lease Agreement. /b/ Quarterly review and report to the Board of Directors and the Representatives on transactions with Related Parties, in all matters relating to the proper application of the Contract and the Lease Agreement. /c/ Review and report to the Board of Directors Signature Version 103 and the Representatives on payment statements and their supporting and supplementary documentation, within the quarter following the respective Revenue Period. /d/ Review and report to the Board of Directors and the Representatives on production by product; details of the quota consumed by each plant; details on the extraction, reinjection, and concentration of brines; recovery/efficiency statistics; details of the mass balance for the period and on an accumulated basis; and the reports that must be submitted to the National Service of Geology and Mining, the SMA, the General Water Directorate, the National Forestry Corporation, and other regulatory and supervisory entities with jurisdiction over the Company’s production and environmental factors. /e/ Review and report to the Board of Directors on compliance with the RCAs and other regulations and instructions regarding the sustainable operation of the Properties, and submit these reports to the Representatives. For these purposes, it may commission and fund the preparation of quarterly compliance audits. /f/ Review and report to the Board of Directors and the Representatives on the corporate social responsibility policy regarding the Atacameño indigenous communities, the Company’s relationship with them, any potential conflicts with the Atacameño indigenous communities, the manner in which dialogue with them is conducted, and the Company’s Signature Version 104 compliance with corporate social responsibility. /g/ Review and report to the Board of Directors and the Representatives on the reports of the External Auditors. /h/ To receive the Representatives in a Committee meeting, whenever they so request, to address CORFO’s requirements or observations regarding the proper application and compliance with the Contract and the Lease Agreement. /i/ All matters requested by the Board of Directors or the shareholders’ meeting regarding issues related to the Contract and the Lease Agreement and the operation of the Properties, as well as any aspect related to the obligations the Company has assumed with respect to the Properties, the Rigo Properties, and the Sal and Salar Properties. EIGHTEENTH: External Auditor. Eighteen.One. The Parties agree to appoint, effective as of the Commencement Date, two external auditors (the “External Auditors”), who shall report to CORFO and the Board of Directors regarding the correct, complete, and timely fulfillment (i) of the environmental obligations of the Company (the “Environmental Auditor”) and (ii) of the Agreement and Lease Agreement (the “Contractual Auditor”/, without prejudice to the oversight powers inherent to CORFO under said contracts. Eighteen.Two. The External Auditors shall be proposed by CORFO through a shortlist of

Signature Version 105 three candidates and appointed by the Company. If the Company fails to select the External Auditors within ten Business Days of the shortlist being submitted, CORFO must submit a second shortlist. If the Company does not select the External Auditors within the same timeframe, the appointment shall be made by the Arbitration Tribunal. The External Auditors shall be paid by CORFO and the Company in equal shares. Eighteen.Three. The External Auditors, their partners, those who sign the reports, those in charge of conducting the audit, and all members of the audit team must be independent in their judgment with respect to the Company and its Related Parties and CORFO; they must not be providing services simultaneously nor may they have provided such services during the past two years to the Company and its Related Parties, nor to CORFO or its committees, or competitors of the Company, in respect of audit and/or environmental services, respectively. Those who do not fall under the grounds for lack of independence of judgment established in Articles 243 and 244 of the Securities Market Law shall be deemed to possess independence of judgment with respect to the Company as the audited en tity and its Related Parties. Eighteen.Four. The Contractual Auditor shall be obligated to review annually the Company’s compliance with the Contract regarding /i/ the full and timely payment of Signature Version 106 the Rent and other financial obligations, /ii/ the obligations arising from Clause Fifteen /Preferential Price for Specialized Producers/ of the Lease Agreement, and /iii/ the calculation of the amount of contributions referred to in Clause Sixteen /Indigenous Organizations and Regional Development/ of the Contract. The foregoing is without prejudice to the fact that, at CORFO’s request, a specific service may be required for the collection, processing, systematization, and certification of the integrity and authenticity of the information and documentation regarding compliance with the Contract and the Lease Agreement, which may arise from the regular reviews that CORFO conducts in the performance of its duties. The shortlist of candidates for Contract Auditor to be submitted by CORFO may only include firms with proven experience and competence to provide the services covered by this Clause and sales from accounting services of at least one million dollars in the year prior to their engagement. Eighteen.Five. The Environmental Auditor shall annually review compliance with /i/ the Company’s environmental obligations, /ii/ the “New Technologies Implementation Plan,” the “Plan for the Gradual Reduction of Freshwater Use until its Complete Replacement,” and the “Plan for the Use of Electricity from Renewable Sources” referred to in Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract; Signature Version 107 and /iii/ the provisions of Clauses Eleven /Prohibitions/ and Eighteen /Mandate and Accountability/ of the Lease Agreement and Twenty-Two /Prohibitions/ of the Contract. The shortlist that CORFO must submit as potential Environmental Auditors may only include companies with proven experience and competence to provide the services covered by this Clause and that had sales from consulting services in the environmental area of at least one million dollars in the year prior to their hiring. One of the members of the shortlist must be nominated by the Atacameño indigenous organizations, for which purpose they must submit their candidate to CORFO, through the Salar de Atacama Contract Monitoring Committee, within the reasonable timeframe indicated to them for that purpose. CORFO will send the shortlist to the Company without indicating which member was proposed by the Atacameño indigenous organizations. In the event that these organizations fail to submit their candidate to CORFO through the Salar de Atacama Contract Monitoring Committee within the specified timeframe, or if the candidate does not meet the requirements for experience, independence, and financial soundness set forth in this Section and in Section Eighteen.Three, CORFO shall determine the final composition of the shortlist and submit its proposal to the Company. Once the firm has been selected, and within the reasonable Signature Version 108 timeframe specified, the Atacameño indigenous organizations may submit to CORFO, through the Salar de Atacama Contract Monitoring Committee, their comments on the terms of reference for the hiring of the Environmental Auditor and request the inclusion of international standards or norms for the services, which under no circumstances may alter the type of service, purpose, and eligibility conditions established in this Clause. The Company and CORFO shall require, as a condition for the hiring of the selected Environmental Auditor, in accordance with the provisions of Section Eighteen.Two. of this Clause, that the firm have at least one professional with territorial and social knowledge, who may be of the Atacameño people, and who possesses the independence necessary to safeguard their impartiality in the performance of their duties. Eighteen.Six. The External Auditors must issue an annual report, which must contain their opinion regarding the matters reviewed, and, additionally, the Contract Auditor must generate an annual report with consolidated information verifying the correct calculation of the contribution amounts referred to in Clause Sixteen /Indigenous Organizations and Regional Development/ of the Contract; provided that, at CORFO’s request, a specific review service or a more in -depth analysis may be required as a result of an audit during the course of the year, in which case the cost shall be borne by

Signature Version 109 CORFO. Eighteen.Seven. The External Auditors shall serve for a term of three years. Notwithstanding the foregoing, CORFO or the Company may terminate the contract with the respective auditing firm early, for just cause, appointing a new firm in accordance with the same procedure described above for a new three-year term. However, the Parties may renew, on a one-time basis, the Environmental Auditor and/or the Contractual Auditor for an equal period of time, provided that the services have been satisfactorily evaluated by them. The Company undertakes not to contract the services of the External Auditors for a period of one year from the termination of their services. Eighteen.Eight. The Company and CORFO must have access to a preliminary draft of both audits, so as to have the opportunity to include their comments, which may be appended to the final report. Eighteen.Nine. CORFO shall submit to the Atacameño indigenous organizations, through the Salar de Atacama Contract Monitoring Committee, the preliminary draft of the annual environmental audit reports for their comments, which shall be appended to the final report, taking into account the social, territorial, and community aspects raised in their comments, to the extent that they are relevant to the audit’s objectives under the terms set forth in Section Eighteen.Five. Eighteen. Ten. CORFO shall send the Environmental Aud itor’s annual reports to the environmental Signature Version 110 authority and to the Atacameño indigenous organizations. Additionally, it shall submit to said organizations the annual report containing consolidated information that accounts for the correct calculation of the amount of contributions referred to in Section Eighteen.Six. NINETEENTH: CORFO Team and Representatives. Nineteen.One. Given the powers that CORFO possesses in its capacity as owner of the Properties and the Sal and Salar Properties, and the public interest involved in the proper execution and fulfillment of this Agreement and the Lease Agreement, it shall have at its disposal resources and a multidisciplinary professional team responsible for overseeing the timely and adequate fulfillment of the contractual obligations by the Company, for coordinating and executing the actions relevant to the operation and implementation o f its clauses, and to carry out all activities required for the fulfillment of its contractual obligations. Nineteen.Two. The Parties agree that CORFO shall have representatives within the Company to oversee, either directly or through third parties designated for that purpose, compliance with the Agreement /the “Representatives”/. To this end, the Company and its Related Parties shall be obligated to safeguard and maintain the information that allows CORFO to easily identify the assets Signature Version 111 and sales related to the performance of the Contract, and shall also provide all documentation, information, and commercial data necessary for the described purpose. Subject to the Company’s confidentiality and security requirements, the Representatives shall have the right to audit, conduct surveys, take samples, examine, and make copies or extract of exploration, exploitation, operational, production, financial, and commercial records in whatever form they are stored— whether written, electronic, or otherwise— in connection with this Agreement, which are in the possession or under the control of the Company, for the sole purpose of evaluating the Company’s compliance with the obligations set forth in this Agreement. Furthermore, the Company and its Related Parties shall be obligated to provide and deliver to the Representatives all relevant information to verify compliance with the obligations of this Agreement, relating to the consignment of products, maquila, tolling, joint ventures, off- take, distribution, brokerage, and marketing of all products covered by this Agreement, as well as all information related to or pertaining to the Properties, the Rigo Properties, the Sal and Salar Mining Properties, and the Assets Subject to Restitution and the assets for which purchase options have been agreed upon, providing the necessary facilities and access for this purpose at CORFO’s sole request. The Signature Version 112 Company shall keep such records up to date at all times during the Term of the Agreement and for a period of three years following its expiration. Nineteen.Three. The Company shall, at any time upon CORFO’s request, make the records available to CORFO for review and audit, under the following terms: /a/ The records shall be made available during business days and hours at the Company’s office or facilities, subject to at least three Business Days’ prior written notice. Subject to reasonable confidentiality and security requirements, including prior coordination with the Company, CORFO shall have the authority to enter the Premises and the facilities and plants at t any time for the purpose of reviewing and verifying the information provided by the Company in the areas described above. /b/ The costs of any audit conducted in accordance with these provisions shall be borne by CORFO, unless the audit reveals substantive evidence of potential fraud, falsification, or non-compliance by the Company, in which case CORFO may recover the relevant costs from the Company. /c/ If, as a result of the reviews conducted by CORFO, observations of any kind are generated, CORFO shall notify the Company thereof in writing, setting forth the reasons on which they are based. The sending of such a letter shall give rise to the application of the challenge procedure established in this Agreement, subject also to the provisions

Signature Version 113 of Clause Twenty-Eighth /Dispute Resolution and Arbitration/, to the extent applicable. /d/ The Company shall provide the necessary facilities for CORFO to implement the systems it deems appropriate for the proper monitoring of compliance with this Agreement, which, in any case, shall not interfere with the Company’s operations. Such obligations shall constitute a material obligation under this Agreement, to the extent that these obligations have a direct impact and a material effect on the fulfillment of the obligations of the Agreement. CORFO shall notify the Company in writing of the person(s) designated for such purposes at such times as it deems appropriate. Nineteen.Four. CORFO, through its representatives, shall have the right to request from the Company and to access, at a minimum, the information specified in Clause Thirty /Access to Information by CORFO/, which it must maintain during the Term of the Agreement and for a period of three years following its expiration. Nineteen.Five. The information that CORFO shall be entitled to request from the Company pursuant to this Clause shall not include Company information constituting a sensitive trade secret and must be requested with sufficient advance notice so as not to hinder the normal course of the Company’s operations. Signature Version 114 TWENTIETH: Cooperation of CORFO with the Company. CORFO shall cooperate in good faith with the Company’s efforts to develop the Project. Without limiting the generality of the foregoing, CORFO shall, where applicable, provide any documents reasonably requested by the Company and, in accordance with the principle of collaboration and coordination among public agencies, and always within the scope of its authority, shall undertake the necessary procedures with government agencies regarding the Project. The Company acknowledges and agrees that, unless otherwise provided by applicable law, neither CORFO nor its Representatives shall have any liability or obligation under this Clause, nor shall CORFO or its Representatives be obligated to perform any of the Company’s obligations under this Agreement, the Lease Agreement, or the RCAs. TWENTY-FIRST: Anti-Corruption Regulations The Parties declare and warrant that they comply with and undertake to comply with the applicable anti-corruption laws, specifically those contained in the Chilean Penal Code regarding the crimes of bribery, embezzlement, breach of trust, and conflict of interest, among others associated with corruption; in Law No. 19,913 on money laundering and the financing of illicit conduct;; and in Law No. 20,393, on the criminal liability of Signature Version 115 legal entities, and in Law No. 21,59 5, on economic crimes, as well as in their subsequent amendments, including laws prohibiting bribery, money laundering, terrorist financing, and receiving stolen goods, contained in the laws of Chile /the “Anti-Corruption Laws”/. CORFO declares itself to be an agency of the Chilean State Administration and, as such, is subject to the Constitution, the laws of the Republic, and its own rules and regulations, which include CORFO’s Crime Prevention Manual and Code of Ethics. The Parties shall take measures, within the scope of their respective authorities, to ensure that assets derived directly or indirectly from the Company, or those to which they have access pursuant to this Agreement, regardless of their nature, are not used for illegal purposes or as part of any offense under the Anti-Corruption Laws. It is the intention of the Parties that no payments or transfers of value be made that have the object or effect of bribery or, in general, actions or uses of assets or funds in relation to public or private entities or officials tha t constitute the commission of unlawful or improper acts in accordance with the Anti-Corruption Laws. The Parties declare that they have not made or promised to make, and agree not to make or promise to make, in connection with this Agreement, any payment or transfer of anything of value, directly or indirectly, if such payment or transfer violates the laws of the country in Signature Version 116 which it is made, or the Anti -Corruption Laws: /i/ to any person working for the State, a government, public entity /including employees of corporations owned or controlled by the State/ or an international public organization; /ii/ to any political party, political party official, or candidate; /iii/ to an intermediary for the purpose of having the intermediary pay any of the foregoing; /iv/ to any officer, director, employee, or representative of any actual or potential client of the Company and its Related Parties; /v/ to any officer, director, or employee of the Company or any of its Related Parties; or /vi/ to any other person or entity. No representative, employee, contractor, or consultant of the Parties shall be authorized under any circumstances, nor under the instruction of the Company or its employees or representatives, to engage in any of the activities prohibited by the Anti-Corruption Laws, CORFO’s Crime Prevention Manual and Code of Ethics, or any other applicable law, not even under the pretext of complying with the Company’s instructions or constituting a benefit to the Company. The Parties shall prepare and maintain accurate accounting books and records related to payments made in connection with this Agreement. The Parties shall develop and maintain a system of internal accounting controls sufficient to comply with accounting requirements and the laws of Chile, including the Anti-Corruption Laws. Each Party shall promptly

Signature Version 117 notify the other in writing if, at any time, any of the representations made in this Clause changes or if it becomes aware of a situation that could result in a violation of this Clause. The Company shall maintain and update a crime prevention model, with traceability and reporting channels, in accordance with the requirements of current legislation on the matter. Likewise, CORFO will make available the reporting channel for the same purpose, established in the “System for the Prevention of Official Crimes, Money Laundering, and Terrorism Financing,” via the email [***]. CORFO will promptly inform the Atacameño indigenous organizations of any changes to its reporting channels. TWENTY-SECOND: Prohibitions. The Company undertakes not to do the following, and as a promise regarding the acts of others, it undertakes that its Related Parties shall not do the following: /a/ Market Lithium Brine extracted from the Properties, unless expressly authorized by CORFO. The Company may send, within the national territory or abroad, samples of lithium brine, not for commercial purposes and solely for testing or for technical purposes related to the study and design of industrial equipment and plants for the Company’s production process. The Company must notify CORFO in advance, attaching the agreement between the Signature Version 118 Company and the third-party company that will conduct the tests, including all supporting documentation for such tests. Shipments of samples abroad shall not exceed a maximum of one hundred metric tons per year. CORFO shall have the right to request that the Company provide it with the detailed results of the study and design processes that led to the shipment of the respective samples, without prejudice to the provisions of Clauses Nineteen /CORFO Staff and Representatives/ and Thirty /Access to Information by CORFO/. /b/ To dispose of or encumber in any manner, and to enter into any act or contract that affects the use, enjoyment, or disposition of the Assets Subject to Restitution, the assets subject to a purchase option, and the assets that may be subject to the Right of Acquisition, except in the case of acts or contracts that fall within the ordinary course of the Project’s operations or the replacement or renewal of facilities in the normal course of the Project’s development. /c/ To dispose of or encumber in any manner, or to enter into any act or contract that affects the use, enjoyment, and disposition of the mining assets included within the perimeter of the Protection Rings, without prior authorization from CORFO, which shall only be granted if all of the following circumstances are met: /i/ that it is for reasons based on socio-environmental protection and conservation, duly substantiated, and /ii/ that the prohibition on conducting Signature Version 119 any type of mining exploration or exploitation indicated in Clause Six /Lease of the Mining Rights and Exploitation/ of the Lease Agreement remains in effect. In this case, both the Company’s request and CORFO’s authorization for the execution of the legal acts referred to in this paragraph must be well-founded and contain all the supporting documentation demonstrating compliance with the cumulative requirements set forth in subparagraphs /i/ and /ii/ above. For the purpose of granting authorization, CORFO shall provide the Atacameño indigenous organizations, through the Salar de Atacama Contract Monitoring Committee, information regarding the Company’s substantiated request to dispose of, encumber in any manner, and/or enter into any act or contract that affects the use, enjoyment, and disposition of the Company’s mining rights and those of its Related Parties included within the perimeter of the Protection Rings, as well as the timeframes within which such acts would be carried out, in order to receive their comments prior to CORFO’s decision, within the timeframe CORFO specifies for that purpose. CORFO shall provide a reasoned response to the comments it receives. In the case of Atacameño indigenous communities that have structures on the surface land comprising the mining rights of the Protection Rings, or in the event that these are located in territories formally claimed by one or more Atacameño Signature Version 120 indigenous communities, their comments shall be given preferential consideration. CORFO shall provide the Atacameño indigenous organizations with the re d information referred to in this paragraph, either directly or through the Salar de Atacama Contract Monitoring Committee, as indicated in Clause Thirty TER /Access to Information by Atacameño Indigenous Organizations of the Salar de Atacama Basin/. All such information must be presented in a clear and understandable manner. /d/ To exploit, extract, and reinject brine during the Term of the Contract in the mining concessions owned by it and its Related Parties that are located within the Protection Rings. This prohibition shall be absolute. /e/ To exploit, extract, and reinject brine from the mining concessions owned by the Company and its Related Parties that are located within the Protection Rings for a period of fifteen years from the expiration of the Term of the Contract. This prohibition shall be absolute. /f/ To agree, directly or indirectly, with the other operators of the OMA concessions in the Salar that are not subsidiaries of CODELCO, without prior authorization from CORFO, operating methods that would constitute a joint or integrated operation of both entities; such that its operation remains independent at all times and there is no sharing of operational information, commercial strategies, information systems, or common applications;

Signature Version 121 and/or agreements or pacts constituting price -fixing arrangements and others that, by their nature, may negatively affect revenues. This prohibition shall not apply to potential environmental coordination and/or the conduct of joint hydrogeological studies or other commercial agreements that do not violate said prohibition, for the better protection or understanding of the Salar de Atacama. Notwithstanding the foregoing, any joint or integrated operation taking place between the operators of the OMA- r holdings in the Salar de Atacama, without distinction, must comply with the notification obligations and/or be subject to the necessary author izations that may eventually apply to it in accordance with the provisions of Decree-Law No. 211 of 1999. TWENTY-THIRD: Grounds for Early Termination and Remedial Periods. Twenty-Three.One. CORFO may terminate the Contract early, without any right to indemnification or compensation for the Company, in any of the following situations /“Early Termination of the Contract” /: /a/ The termination, whether early or not, of the Lease Agreement and/or the dissolution or termination of the Company. /b/ Voluntary abandonment by the Company of the operations related to this Contract and the Lease Agreement, which shall be deemed to have occurred if the Company Signature Version 122 suspends operations for a period exceeding two years and such suspension is not caused by a Force Majeure Event. /c/ Insolvency of the Company, understood to mean: /i/ That the Company initiates bankruptcy reorganization proceedings; /ii/ that the Company files for voluntary liquidation; or /iii/ that the Company is ordered into compulsory liquidation; all in accordance with the provisions of Law No. 20,720. /d/ Default or simple delay by the Company in paying the Rent for two consecutive Rent Periods, or if the Company pays the Rent late five times within a two-calendar-year period. /e/ The execution of any legal act or the creation of any encumbrance by the Company or its Related Parties without the prior express, specific, and written consent of CORFO regarding the assets contributed, transferred, or leased by CORFO to the Company pursuant to this Agreement or the Lease Agreement, or the assets that have replaced or may replace them in the future, and those for which restitution has been agreed upon, a purchase option or Right of Acquisition has been granted, and/or those that the Company or its Related Parties have undertaken to transfer upon the expiration of the Agreement and that jeopardize such restitution, purchase option, Right of Acquisition, and/or transfer, in full and free of encumbrance s and obligations related thereto or rights whose return has been agreed upon by CORFO and the Company upon the expiration Signature Version 123 of this Agreement and the Lease Agreement. The foregoing, subject to and without prejudice to the provisions of subparagraphs (b) and (c) of Clause Twenty-Two /Prohibitions/. /f/ If the Company is required to make additional payments to CORFO on more than five separate occasions as a result of the use of the Appeal Procedure and/or arbitration. /g/ Failure to pay the mining royalties for the Properties, the Rigo Properties, and the Sal and Salar Properties, and failure to pay the property tax for Lots A – M – J – F – H, and L, and of Lots E – F – G and H. /h/ The Company’s failure to comply with the prohibition on marketing lithium brine extracted from the Properties, as set forth in Clause Twenty -Two /Prohibitions/. /i/ Imposition of any final sanction in an environmental sanctioning proceeding, including the exercise of any applicable judicial remedy against the Company, that is relevant and arises from proven environmental damage that cannot be remedied, mitigated, and/or environmentally compensated by the Company, resulting from a breach or extremely serious violation of environmental regulations or provisions of any RCA, and for which the Environmental Auditor has previously issued a warning, without the Company having taken appropriate measures despite having had sufficient time to do so. /j/ If the Company assigns all or part of the Contract or the Lease Agreement without prior written Signature Version 124 authorization from CORFO; as well as if the Company subleases all or any of the Premises . Twenty-three.Two. The following shall not constitute grounds for early termination of the Contract: /y/ Differences in Rent payments in amounts not exceeding five percent of the average annual Rent for the preceding three calendar years; /z/ failure to pay, deliver, or return assets or rights not exceeding ten million dollars, or which, by their nature, do not constitute or are not assets indispensable for the development, operation, and benefit of the Property. Twenty-three.Three. If CORFO determines that the Company has incurred the grounds for termination specified in Sections Twenty-three.One./c/, Twenty- three.One./d/, Twenty-three.One./e/, Twenty-three.One./g/, and Twenty-three.One./h/, it may notify the defaulting party by means of a letter delivered through a notary public addressed to the representatives designated in this Contract to receive communications or to those who replace or substitute them, specifying the fact, its circumstances, and attaching the supporting documentation. In such a case the party accused of breach must remedy it within a period of /i/ thirty Business Days for the grounds set forth in Sections Twenty- Three.One./c/, Twenty-Three.One./d/, and Twenty- Three.One./h/, and /ii/ ninety Business Days for the grounds set forth in Sections Twenty-Three.One./e/ and Twenty-

Signature Version 125 Three.One./g/. If the breach is not remedied within said period, CORFO may terminate the Contract by issuing a notice of termination. All of the foregoing is without prejudice to any other action or right of CORFO. TWENTY-THIRD BIS: Measures to be applied in the event of a breach. Twenty-Three.BIS.One. In the event that the Company incurs in any of the situations provided for in this Clause, measures consisting of monetary penalties, referred to as “Fines,” shall be applied: /a/ CORFO shall be entitled to impose on the Company a Fine of between one thousand five hundred and three thousand Unidades de Fomento for each instance of non-compliance indicated below: /i/ Failure of the Company’s obligation to submit to CORFO the lithium reserves study referred to in Clause Five of the Contract, within the timeframe established by the respective CCHEN Agreement. This breach shall be deemed to have occurred if the deadline for delivery of the respective reserves study has passed without any record of its receipt by CORFO. The Fine shall be imposed upon verification of the breach, and for each month of delay in delivering the reserves study to CORFO. /ii/ Breach of the Company’s obligation to conduct and deliver to CORFO, by June 30, 2026, the scientific studies on reinjection and new technologies referred to in Clause Five /Lithium Reserves, Signature Version 126 Management of Residual Brines, and Future Lithium Recovery / of the Contract, and prior to the submission of the project on New Technologies to the Environmental Impact Assessment System through an Environmental Impact Study. This breach shall be deemed verified if the deadline for submitting the respective study has expired without any record of its submission to CORFO, or if the Environmental Impact Study has been submitted to the SEIA without the respective study having been previously submitted to CORFO. The fine shall be imposed upon verification of the breach, and for each month of delay in submitting the respective study to CORFO. /iii/ Breach of the Company’s obligation to collaborate in the development of independent scientific studies on reinjection and new technologies, pursuant to Clause Five /Lithium Reserves, Management of Residual Brines, and Future Lithium Recovery/ of the Contract, in the event that such collaboration is requested through a formal request from CORFO, for CORFO and/or the inst itution it designates, to which the Company must respond within a maximum period of fifteen Business Days from the date of receipt, specifying how, within the framework of the request, the collaboration will be carried out. This breach shall be deemed to have occurred once the deadline for the Company’s response has expired, without any record of its receipt by CORFO, and/or in the event that the Signature Version 127 Company fails to provide cooperation in accordance with the terms defined in its response. /iv/ Breach of the Company’s obligation to conduct studies and pilot projects aimed at the early implementation of New Technologies or to report the progress and results of such studies and pilot projects to CORFO, pursuant to Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract. This breach shall be deemed verified upon confirmation of the absence of studies and pilot projects or the failure to provide such information to CORFO. /v/ Breach of the Company’s obligation to cooperate in providing environmentally relevant information and to facilitate the conduct of studies regarding the Salar de Atacama, in the event that such cooperation is requested through a formal request from CORFO, for CORFO and/or the institution it designates, to which the Company must respond within a maximum period of fifteen Business Days from the date of its receipt, specifying the manner in which , within the framework of the request, the cooperation will be provided. This breach shall be deemed to have occurred once the deadline for the Company’s response has expired without any record of its receipt by CORFO, and/or in the event that the Company fails to provide the collaboration in accordance with the terms defined in its response. /vi/ Breach of the Company’s obligation to carry out the activities committed to Signature Version 128 in the New Technologies Implementation Plan, as regulated in Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract, as long as the favorable Environmental Qualification Resolution for the New Technologies Project containing said plan has not been finalized. This breach to have been verified, as the failure to carry out the activities of the New Technologies Implementation Plan has been confirmed. Once the Environmental Qualification Resolution for the New Technologies Project is final, breaches of this obligation shall be subject to the oversight and penalties provided for under current environmental legislation. /vii/ Breach of the Company’s obligation to provide facilities to CORFO and/or the institution designated by CORFO to conduct its own studies on reinjection and new technologies, in the event that such collaboration is requested through a formal request from CORFO, for itself and/or the institution it designates, to which the Company must respond within a maximum period of fifteen Business Days from the date of receipt, specifying the manner in which, within the framework of the request, the collaboration will be carried out. This non-compliance shall be deemed verified once the deadline for the Company’s response has expired Company, without any record of its receipt by CORFO, and/or in the event that the Company fails to provide the

Signature Version 129 facilities in accordance with the terms defined in the Company’s response . /viii/ Breach of the Company’s obligation to carry out the activities committed to in the Gradual Reduction Plan for Continental Water until its complete replacement, as regulated in Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract, as long as the favorable Environmental Qualification Resolution for the New Technologies Project containing the aforementioned plan has not been finalized. This breach shall be deemed verified upon confirmation of the failure to execute activities under the Gradual Reduction Plan for Continental Water until its full replacement. Once the Environmental Qualification Resolution for the New Technologies Project is finalized, breaches of this obligation will be subject to the oversight and penalties provided for under current environmental legislation. /ix/ Breach of the Company’s obligation to develop and incorporate into the Plan for the Gradual Reduction of Continental Water until its full replacement, as provided for in Clause Ten /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract, indicators, and verification mechanisms to ensure its monitoring. This non-compliance shall be deemed verified, as the lack of indicators and verification mechanisms to ensure its monitoring in the Plan for the Gradual Reduction Signature Version 130 of Continental Water until its total replacement has been established. /x/ Breach of the Company’s obligation to carry out the activities committed to in the Plan for the Use of Electricity from Renewable Sources, as provided for in Clause Fourteen /Early Implementation of Commitments in CORFO- Tarar Contracts/ of the Contract. This breach shall be deemed verified, as it has been established that there has been a failure to execute and/ e the activities of the Plan for the Use of Electricity from Renewable Sources. /xi/ Breach of the Company’s obligation to submit annually to CORFO the accountability report on its actions regarding the administration, custody, protection, safeguarding, and preservation of the Belongings and other Assets Subject to Restitution, and of the mining belongings of the Company and its Related Parties located within the Protection Zones, in accordance with the provisions of Clause Eighteen /Mandate and Accountability/ of the Lease Agreement. This breach shall be deemed verified upon the expiration of the deadline for submission without any record of its receipt by CORFO. The Fine shall be imposed upon verification of the breach, and for each month of delay in delivering the report to CORFO. /xii/ Breach of the Company’s obligation to provide CORFO with the individualized and/or identified information set forth in Section Thirty.TER.One, the failure to submit which is not Signature Version 131 specifically subject to a fine under this Clause. This breach shall be deemed verified upon the expiration of the deadline for submission established in Section Thirty.TER.One, without any record of its receipt by CORFO. The Fine shall be imposed upon verification of the breach, and for each month of delay in submitting the respective report to CORFO. /b/ CORFO shall be entitled to impose on the Company a Fine of between six thousand and twelve thousand Unidades de Fomento for each instance of the Company’s breach of the following obligations: /i/ Failure by the Company to implement and maintain the Monitoring System in an operational and regular manner, in accordance with the provisions of Clause Ten /Environmental Compliance/ of the Contract. This non-compliance shall be deemed verified if the Monitoring System has not been implemented and/or if it has been determined that it is not available in an operational and regular manner. /ii/ Breach of the Company’s obligation to submit to CORFO, by June 30, 2026, the New Technologies Implementation Plan, in accordance with the provisions of Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract. This breach shall be deemed verified upon the expiration of the deadline for submission of the New Technologies Implementation Plan has expired, with no record of its receipt by CORFO. The fine shall be imposed upon Signature Version 132 verification of the breach, and for each month of delay in submitting the aforementioned Plan to CORFO. /iii/ Breach of the Company’s obligation to submit to CORFO, by June 30, 2026, a Plan for the Gradual Reduction of Continental Water until its complete replacement, in accordance with the provisions of Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract. This breach shall be deemed verified upon the expiration of the deadline for the submission of the Plan for the Gradual Reduction of Continental Water until its complete replacement, without any record of its receipt by CORFO. The Fine shall be imposed upon verification of the breach, and for each month of delay in submitting the aforementioned Plan to CORFO. /iv/ Breach of the Company’s obligation to submit to CORFO, by June 30, 2026, an Electricity Use Plan from Renewable Sources, in accordance with the provisions of Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract. This non-compliance shall be deemed verified upon the expiration of the deadline for the submission of the Plan for the Use of Electricity from Renewable Sources, with no record of its receipt by CORFO. The fine shall be imposed upon verification of the non - compliance, and for each month of delay in submitting the aforementioned Plan to CORFO. /v/ Failure by the Company

Signature Version 133 to update the hydrogeological model and submit it to CORFO within the same timeframe established in the current RCA, in accordance with Clause Ten /Environmental Compliance/ of the Contract, along with its respective executable files, and successively for each new update period provided for in the RCA. This breach shall be deemed verified upon the expiration of the deadline established in the current RCA, without any record of its receipt by CORFO. The Fine shall be imposed upon verification of the breach, and for each month of delay in submitting the aforementioned Plan to CORFO. /c/ CORFO shall be authorized to impose on the Company a Fine of twenty-five thousand Unidades de Fomento for each instance of the Company’s breach regarding the prohibition on the exploitation and/or extraction of brine and/or reinjection of brine on the mining properties of the Company or its Related Parties located within the Protection Rings. Twenty- three.BIS.Two. In the event of a simple delay by the Company in the payment of a specific contribution related to Clauses Fifteen /Research and Development Efforts in Chile/ and Sixteen /Indigenous Organizations and Regional Development/ of the Contract, penalty interest shall accrue on a daily basis from the date of the delay until the date of actual payment to the party entitled to receive it, equivalent to the maximum conventional rate for non-indexed credit Signature Version 134 transactions in local currency exceeding ninety days, as in effect on the date of the delay. Such interest shall be paid directly, together with the respective contribution, directly to the party designated as the recipient of the amount pertaining to the contribution in question. Twenty-three.BIS.Three. In the cases described in subparagraphs /a/ and /b/ of Section Twenty-Three.BIS.One, the specific amount of the Fines to be imposed for each breach shall be determined by CORFO within the ranges established for each type of breach. For such determination, CORFO shall consider: /i/ the severity and consequences of the act constituting a breach; and/or /ii/ the harm that the respective breach may have caused to CORFO and/or third parties; and /iii/ any other criteria that, in CORFO’s well-founded judgment, are relevant to determining the specific amount of the respective fine. In any case, repeated breach of the same obligation shall be sufficient justification for CORFO to impose a fine in the maximum amount of the range established for such breach. Twenty- three.BIS.Four. The determination and collection of any Fine shall be subject to the following procedure: /a/ If CORFO determines that a contractual breach has occurred that carries an associated fine in accordance with the contract, it shall notify the Company thereof, specifying in detail the alleged breach and the specific amount of the fine associated with it Signature Version 135 /within the range established for the respective breach/, attaching the supporting documentation justifying the imposition of the fine and the specific amount /“Notice of Fine”/. /b/ The Company may, within a period of sixty Business Days from the Penalty Notice /“Deadline”/, remedy the breach where possible or dispute its existence and/or the amount of the penalty imposed, for which it must notify CORFO in writing, specifying in detail, as applicable: /i/ how the breach was remedied, or /ii/ the grounds that no such non-compliance occurred, or /iii/ that, if the non-compliance did occur , the associated fine should be lower, attaching, in all cases, the documents and supporting information substantiating its response /the “Response”/. /c/ If, upon expiration of the Deadline, the Company has not submitted its Response, then the fine determined by CORFO in the Fine Notice shall become final, and the Company must pay it to CORFO within five business days of the expiration of the Deadline. /d/ If the Response is submitted to CORFO within the Deadline, CORFO shall have a period of sixty Business Days from receipt to review it, determine, and communicate the final fine to the Company in writing (the “Final Fine”), in an amount equal to or less than that established in the Fine Notice, unless the Response has demonstrated to CORFO’s satisfaction that the breach of contract was timely remedied or did not occur, in Signature Version 136 which case CORFO shall not impose any fine. If payment of a Final Fine is determined, the Company must pay it within five business days following its notification; /e/ If CORFO does not determine the Final Penalty within the period established in the preceding paragraph, it shall have an additional period of thirty Business Days to do so, after which the Penalty shall expire in the case of subparagraphs /i/ and /ii/ of paragraph /b/ of this Section. In the case of subparagraph /iii/ of paragraph /b/ of this Section, the Final Fine shall be deemed to amount to the lower amount within the established range, unless the Company is a repeat offender in the breach of the same obligation, in which case the Final Fine shall amount to the amount set forth in the Fine Notice. /f/ The Company may challenge the Final Fine paid to CORFO, requesting its full or partial refund in accordance with the arbitration procedure established in the Contract , for which purpose it must request the establishment of r arbitral tribunal within twenty Business Days following payment of the Fine. For the avoidance of doubt, if the Company does not submit its Response within the Deadline, it shall not have the right to challenge the Fine determined by CORFO in the Fine Notice. Twenty- three.BIS.Five. The Fines and interest established in this Clause do not replace or prevent CORFO from applying the grounds for early termination set forth in Clause Twenty -Three

Signature Version 137 /Grounds for Early Termination and Remedial Periods/ of the Contract, when such grounds are applicable in accordance with said Clause, nor do they preclude the inspection and sanctions applicable under current legislation. Furthermore, they are additional to and independent of any damages to which CORFO may be entitled under the general rules of contractual liability and of any other sanction or measure that an administrative authority or a Court of Justice may impose on the Company for the same facts. Notwithstanding the foregoing, the Fines imposed and paid by the Company shall be deducted from any compensation that the Company is ordered to pay to CORFO for the same facts that gave rise to the Fine. Twenty-three.BIS.Six. The fines provided for in this Clause shall be for the benefit of CORFO, and the interest applicable pursuant to Section Twenty-three.BIS.Two shall accrue on the respective amounts owed. TWENTY-FOURTH: Guarantee and Joint and Several Liability. Sociedad Química y Minera de Chile S.A. hereby acts as guarantor and joint and several obligor in favor of CORFO for all obligations assumed by the Company under this Agreement, particularly those regarding the payment of rent and mining royalties, hereby accepting any extensions, agreements, and/or renewals that may be agreed upon or Signature Version 138 granted to the Company with respect to these obligations by CORFO and agrees to submit to the arbitration procedure established in Clause Twenty-Eight /Dispute Resolution and Arbitration/. TWENTY-FIFTH: Term. This consolidated text of the Contract shall be effective from the Commencement Date until December 31, 2030, or until any other earlier date that the Parties may eventually agree upon or that results from the application of Clause Twenty-Three /Grounds for Early Termination and Remedial Periods/ /the “Term of the Agreement”/. Except as provided in Clause Twenty -Four / Surety and Joint and Several Liability/ of this Agreement, as of the effective date of the amendment, consolidated and updated text of this Contract executed on September 16, 2025, Sociedad Química y Minera de Chile S.A. and SQM Nueva Potasio SpA shall cease to have any rights or obligations under the Contract, such that after that date they shall no longer be considered parties to this agreement, which shall apply solely to the Parties. The foregoing, in any case, shall not affect the liability of Sociedad Química y Minera de Chile S.A. and SQM Nueva Potasio SpA for events and obligations that have occurred or accrued prior to the effective date of the amendment. Signature Version 139 TWENTY-SIXTHTH: New Contractor or Operator. In the event of Early Termination of the Contract, and at any time such termination occurs, provided that there is no breach of contractual obligations with third parties, competition laws, industrial and intellectual property rights, or safety regulations, the Company undertakes to provide all necessary facilities and to allow access to the existing plant in the Salar de Atacama, both to CORFO and to third parties authorized by CORFO and interested in the contracting procedure that CORFO will carry out, as required for the normal conduct of such processes. Additionally, at CORFO’s request, the Company must allow access to the Salar de Atacama plant to whomever CORFO designates, for the performance of non - productive activities conducive to and necessary for the formulation of baselines, studies, and the advance preparation of applicable environmental permits, which may include, among other things, sampling and/or testing; under the terms defined and agreed upon by the Parties. In any case, the aforementioned third parties must first sign the confidentiality agreements agreed upon by CORFO and the Company; they must not interrupt or disrupt the Company’s normal operations; they must access only authorized areas, following instructions provided by the Company’s personnel; and they must Signature Version 140 demonstrate that they possess all necessary permits and authorizations; and assume the costs and risks arising from their actions, releasing the Company from all liability and indemnifying it for any damage caused to it . TWENTY-SEVENTH: Confidentiality. Twenty-Seven.One. Given that CORFO, pursuant to this Agreement, will have access to relevant information and records of the Company, which involves the handling and knowledge of the Company’s confidential and sensitive information, CORFO agrees to keep strictly confidential the information provided to it by the Company in connection with the performance of the Contracts. Furthermore, in order to prevent such information from becoming known to third parties, and especially to the Company’s competitors, and to guard against any risk of violating Decree-Law No. 211 of 1973, which establishes Rules for the Defense of Free Competition, CORFO undertakes to use its best efforts to ensure that its executives, directors, Representatives, employees, attorneys, consultants, advisors, the entities it designates in the exercise of powers conferred in this Contract, or other representatives are subject to the same confidentiality obligations, with CORFO being liable in all cases for the breach of any of them. The foregoing excludes information that must be disclosed by

Signature Version 141 law or in compliance with a court order or an order from any administrative or regulatory authority legally empowered to require such disclosure, in which case CORFO shall provide advance written notice to the Company of such requirement, except in cases where CORFO is legally prohibited from providing such notice to the Company. Twenty-Seven.Two. The Parties shall ensure that the External Auditors are subject to the same obligations contained in this Clause. Twenty- seven.Three. The obligations under this Clause shall remain in effect throughout the Term of the Contract and shall survive for the following five years following its termination. TWENTY-EIGHTH: Dispute Resolution and Arbitration. All difficulties or disputes relating to this Contract, including, among others, those regarding its performance or non - performance, application, interpretation, validity or invalidity, enforceability, nullity or termination, determination of damages related to its breach, and issues regarding the court’s own jurisdiction and competence, shall be resolved by an arbitral tribunal composed of three mixed arbitrators, that is, arbitrators as to procedure and as to law regarding the award /the “Arbitral Tribunal”/, in accordance with the Arbitration Procedural Rules of the Arbitration and Mediation Center of the Santiago Chamber of Commerce A.G. in force Signature Version 142 on the date the arbitration proceedings commence. If, in conjunction with arbitration under this Agreement, a dispute arises regarding the Lease Agreement, both disputes shall be heard by the same arbitral tribunal, with both proceedings shall be consolidated for that purpose so that they may be concluded with a single award. The Party requesting arbitration shall appoint the first arbitrator together with its request for arbitration to the Arbitration and Mediation Center of the Santiago Chamber of Commerce A.G. and notify the other party of the name of the appointed arbitrator and the request submitted to the CAM. The other Party must appoint the second arbitrator within fifteen days of being notified of the request for arbitration and the name of the arbitrator appointed by the other party. The two arbitrators appointed by the Parties shall appoint the third arbitrator within fifteen days of notification of the appointment of the second arbitrator. In the event that /(i) the other Party fails to appoint an arbitrator or (ii) the two arbitrators appointed by the Parties fail to reach an agreement regarding the appointment of a third arbitrator within the time limits set forth above, the Santiago Chamber of Commerce A.G. shall appoint the second arbitrator and the third arbitrator, or only the latter, as the case may be. To this end, the Parties grant special and irrevocable authority to the Santiago Chamber of Commerce, A.G., so that, upon written Signature Version 143 request from either Party, it may appoint the arbitrators from among the attorneys who are members of the CAM’s arbitration panel. Upon appointing each arbitrator, the Parties shall have the right to veto, without stating a reason, up to a maximum of three of the arbitrators from the designated arbitration panel. If for any reason the Santiago Chamber of Commerce A.G. is unable to fulfill its mandate, the appointment of the second and/or third arbitrator, as the case may be, shall be made by any of the judges on duty in civil matters in the municipality of Santiago, and such appointment must be made from among a person who has served as a lawyer on the Supreme Court for at least three years, or a person who, at the time of the appointment, is serving as a professor of civil law or commercial law in the law schools of the University of Chile or the Pontifical Catholic University of Chile, based in Santiago, for at least five years. The arbitration proceedings shall be conducted in the city of Santiago and in confidence; the appointed arbitrators and the Parties are prohibited from disclosing to third parties the terms of the arbitration and the evidence presented therein or brought to the attention of the Arbitral Tribunal by the opposing party, except to the extent that such disclosure is necessary in connection with legal actions or proceedings requested or initiated by the Parties or constitutes a legal requirement. No Signature Version 144 appeal shall lie against the final award of the Arbitral Tribunal, except for a motion to set aside the award, an appeal on points of law on the grounds of ultra petita or lack of jurisdiction, and a motion for clarification, rectification, or amendment. An appeal for reconsideration may be filed against all other decisions. The existence of a dispute or controversy regarding the performance or non-performance of the Contract shall not authorize the Parties to unilaterally suspend the performance of their reciprocal obligations, without prejudice to the provisions of the Arbitral Tribunal. In the event that the time limit for the Arbitral Tribunal to exercise its jurisdiction expires, unless otherwise agreed by the Parties, a new Arbitral Tribunal shall be appointed in the same manner as the first, which shall continue the proceedings in the state in which they were upon the expiration of the first Arbitral Tribunal’s term, with all proceedings conducted before the first Arbitral Tribunal remaining valid and effective. In this case, the new Arbitral Tribunal to be appointed must consist of persons other than those who served on the tribunal that failed to fulfill its duties within the time limit. TWENTY-NINTH: Notices. Unless a written notice specifying a different address is provided, any notice regarding the Contract shall be deemed duly given if it is delivered in person

Signature Version 145 or by certified mail addressed to: /a/ General Manager of SQM Salar SpA, of SQM Nueva Potasio SpA, and of Sociedad Química y Minera de Chile S.A., at the address: 4,765 Moneda Street, Los Militares, 14th floor, Las Condes district, with a copy to the Legal Vice President at the same address . /b/ Mr. Executive Vice President of CORFO at the address: 921 Moneda Street, 8th floor, Santiago. Notice sent via a public or private courier service, with certification and delivery guarantee, shall be deemed to have been given on the date duly certified by said company. THIRTIETH: Access to Information by CORFO. CORFO, through its representatives, shall have the right to request from the Company and to access, at a minimum, the information contained in Annex Seven. THIRTIETH BIS : Principles Governing the Participation of Atacameño Indigenous Organizations. Thirty-BIS-One: The Parties declare and acknowledge: /i/ That the Atacameño or Lickanantay people have historically been linked to the Salar de Atacama basin, where they have developed their traditional activities and ways of life and culture; /ii/ The connection that the Atacameño or Lickanantay indigenous communities have with the territory they have ancestrally inhabited, with the Signature Version 146 waters and natural resources existing there, as well as the relationship between these and their ways of life and culture, together with their historical, cultural, and archaeological heritage; /iii/ That the Atacameño indigenous communities of the Salar de Atacama are the continuators of ancient settlements, lineages, or ayllus of the Atacameño people, and that some of them are owners of lands and waters, which has been recognized by the State in accordance with the provisions of the law; /iv/ The inherent diversity of the Atacameño indigenous communities, within the unity of the Atacameño or Lickanantay people, taking into account their cultural and territorial particularities, their interests, and priorities; /v/ That the Pertenencias and part of the lithium extraction and production activities in the Salar de Atacama are located and have been carried out in part of the territories of ancestral use and occupation of Atacameño indigenous communities on the southeastern edge; and /vi/ The importance of the activities that Atacameño indigenous associations, as functional organizations, carry out within the framework of their functions to promote Atacameño culture, in accordance with the law. Thirty-BIS-Two: Considering the statements in the preceding Section, the Parties declare and acknowledge that the following matters contained in clauses of the Contracts, the CORFO-Tarar Lease Agreement, and the Signature Version 147 CORFO-Tarar Project Agreement listed below /the “Relevant Matters and Clauses”/ are likely to have a direct impact on the Atacameño indigenous people, which is why they have been subject to indigenous consultation by CORFO in accordance with the provisions of Convention No. 169 concerning Indigenous and Tribal Peoples in Independent Countries, of the International Labour Organization, and Supreme Decree No. 66 of 2013 of the Ministry of Social Development: /a/ Development of new technologies in production p rocesses in the Salar de Atacama for a future project /Clause Thirteen of the CORFO-Tarar Project Agreement/; /b/ Long-term water balance and sustainability /Clause Fourteen of the CORFO- Tarar Project Agreement/; /c/ Commitment to the use of clean energy /Clause Fifteen of the CORFO-Tarar Project Agreement/; /d/ Environmental Compliance /Clause Ten of the Contract/; /e/ Prohibitions - Disposal of the Company’s mining assets or those of its related parties located within the Protection Zones (2 km and 10 km), for socio-environmental protection and conservation purposes /Article Twenty-Two of the Contract/; /f/ Mandate and accountability /Article Eighteenth of the Lease Agreement/; /g/ Contributions to Atacameño indigenous organizations /Article Sixteen of the Contract/; /h/ Access to environmental and operational information regarding the project /Clause Thirty-TER of the Signature Version 148 Contract/; /i/ Environmental Auditor /Clause Eighteen of the Contract/; /j/ Lithium reserves, management of residual brines, and future lithium recovery /Clause Five of the Contract/; /k/ Restitution, transfer, and acquisition rights /Water rights for environmental protection purposes/ /Clause Thirteen of the Contract/; /l/ Research and Development Efforts in Chile /Clause Fifteen of the Contract/; /m/ Early Implementation of Commitments under the CORFO–Tarar Contracts /Clause Fourteen of the Contract/. Thirty-BIS.Three. By virtue of the declarations and acknowledgments in Sections Thirty -BIS.One and Thirty-BIS.Two, the parties undertake to respect the following principles and criteria in the application and fulfillment of the Relevant Matters and Clauses: /a/ Environmental protection: The Parties shall always strive to protect the environment, minimizing impacts on the ecosystems of the Salar de Atacama, through full, strict, and timely compliance with all applicable environmental and sectoral regulations. /b/ Indigenous participation: All Atacameño indigenous organizations shall have the right to participate in the monitoring of the Relevant Matters and Clauses, in the manner specified in such provisions for each case. This participation must respect cultural relevance, the right to self-determination, and the effective representation of indigenous organizations. The principle of indigenous

Signature Version 149 participation must take into account the rights, powers, and objectives of each indigenous organization, as well as their different perspectives and positions, while respecting the unity and plurality of the Lickanantay people in the area encompassing the Atacama la Grande Indigenous Development Area. Thus, by virtue of this principle, the Company undertakes to CORFO to establish and maintain a governance structure that takes into account the participation of the Atacameño indigenous communities, and preferentially, but not exclusively, the Atacameño indigenous communities on the southeastern edge of the Salar de Atacama. CORFO shall have the means to ensure proper monitoring of compliance with this obligation. In the event of modifications that the Parties intend to make to the Contract, exclusively in relation to the extractive and productive activities regulated therein, which affect or may affect the territories of ancestral use and occupation of the Atacameño indigenous communities on the southeastern edge of the Salar de Atacama, their ways of life, and/or customs, mechanisms and/or spaces for collaborative dialogue in good faith shall be established with these Atacameño indigenous communities. These same mechanisms shall be established with other communities, where appropriate. /c/ Transparency: Indigenous organizations must be ensured timely access to the Signature Version 150 information generated between the parties under this contract or arising from its performance and relating to the Relevant Matters and Clauses, especially information that may affect the territory, waters, natural resources, and ways of life of the Atacameño indigenous organizations. None of the foregoing shall entail the disclosure of information that the contracts themselves identify as subject to confidentiality. /d/ Cultural Respect or Relevance: In complying with the Relevant Matters and Clauses, the parties shall always take into account the worldview, values, ways of life, customs, knowledge, and spirituality of the Atacameño or Lickanantay people, their sacred sites, traditional practices, and ancestral routes . /e/ Indigenous consultation: Any proposed amendments to the Relevant Matters and Clauses and to the Contract, provided they are likely to have a direct impact in accordance with current regulations, shall be subject to an indigenous consultation process, in accordance with the provisions of Convention No. 169 of the International Labour Organization and other applicable legal and regulatory provisions. /f/ Non- regression: The standards of participation, consultation, access to information, and environmental protection recognized in this contract may not be reduced or limited by unilateral decisions of the parties, the State, or third parties; thus, any adjustment or modification to these aspects may only Signature Version 151 be made to reinforce or improve these principles and standards. THIRTIETH TER: Access to Information by the Atacameño indigenous organizations of the Salar de Atacama basin. Thirty.TER.One. CORFO shall provide the Atacameño indigenous organizations with the following information, at the frequency indicated for each matter: /a/ Information on brine extraction volumes, month, year, and extraction area (MOP area or SOP area), provided to CORFO pursuant to subparagraph a, paragraph /i/ of Annex Seven. This information shall be provided quarterly . /b/ Information on brine reinjection volumes, month and year of reinjection, provided to CORFO pursuant to subparagraph /a/ of paragraph /i/ of Annex Seven. This information shall be submitted quarterly. /c/ All documentation related to environmental assessment procedures provided to CORFO pursuant to subparagraph /a/ of paragraph /ii/ “Information regarding environmental compliance” o f Annex Seven. This information shall be submitted quarterly. /d/ The results of environmental monitoring and follow-up activities required under the RCAs or sectoral authorizations that are provided to CORFO pursuant to subparagraph /b/ of paragraph /ii/ “Information regarding environmental compliance” of Annex Seven. This information Signature Version 152 shall be submitted quarterly. /e/ The results of environmental monitoring and follow-up activities conducted and relevant studies not covered by environmental or sectoral instruments that are provided to CORFO pursuant to subparagraph /c/ of paragraph /ii/ “Information regarding environmental compliance” of Annex Seven. This information shall be submitted quarterly. /f/ Relevant reports generated as a result of monitoring and follow-up systems arising from agreements with Atacameño indigenous organizations that are provided to CORFO pursuant to subparagraph /d/ of paragraph /ii/ “Information regarding environmental compliance” of Annex Seven. This information shall be submitted quarterly . /g/ Information sent to other bodies of the Public Administration that is provided to CORFO pursuant to subparagraph /iv/ “Access to information sent to other agencies” of Annex Seven, with the exception of information that is commercially sensitive and affects the Company’s economic and commercial rights. This information shall be submitted quarterly . /h/ Report on all actions related to the administration, management, custody, protection, safeguarding, ongoing monitoring, and preservation—both legal and physical—of the Assets, the Rigo Assets, the Sal and Salar Assets, and all other Assets Subject to Restitution , as well as the Company’s mining concessions and those of its Related Parties included

Signature Version 153 within the perimeter of the Protection Rings, which shall include any judicial and extrajudicial actions filed or exercised by the Company for such purposes, and reports regarding the status of surface lands, as referred to in subparagraph /v/ “Reports on the Protection of Mining Belongings” of Annex Seven and Clause Eighteen /Mandate and Accountability/ of the Lease Agreement, with the exception of information that is commercially sensitive and affects the Company’s economic and commercial rights. This information must be presented in a clear and understandable manner. This information shall be provided quarterly. /i/ Requests for authorization to dispose of, encumber, or enter into any legal act regarding the mining rights of the Company or its Related Parties within the Protection Rings, as referred to in Clause Eleven /Prohibitions/ subparagraph (c) of the Lease Agreement and Clause Twenty-Two /Prohibitions/ of the Agreement, and any authorization granted by CORFO, if applicable, along with the respective justifications, with the exception of information that is commercially sensitive and affects the Company’s economic and commercial rights. This information must be presented in a clear and understandable manner. /j/ “Plan for the Implementation of New Technologies,” “Plan for the Gradual Reduction of Freshwater Use until its Complete Replacement,” and “Plan for the Use of Electricity from Renewable Sources” Signature Version 154 referred to in Clause Fourteen /Early Implementation of Commitments in CORFO-Tarar Contracts/ of the Contract. This information shall be submitted in the first half of 2026. /k/ Studies on lithium reserves to be provided to CORFO pursuant to Clause Five /Lithium Reserves, Management of Residual Brines, and Future Lithium Recovery/ of the Contract, in accordance with the frequency established in the corresponding Agreement of the CCHEN Board of Directors. /l/ Scientific studies on the potential impacts of reinjection or new technologies conducted by the Company, to be provided to CORFO pursuant to Clause Five /Lithium Reserves, Management of Residual Brines, and Future Lithium Recovery/ of the Contract, with the exception of information that is commercially sensitive and affects the Company’s economic and commercial rights. This information shall be submitted in the first half of 2026. /m/ Environmental Impact Study for the new Project, based on New Technologies. This information shall be submitted during the first half of two thousand twenty- six. /n/ Hydrogeological model, in the format required by the environmental authority, to be provided to CORFO pursuant to Clause Twelve /Environmental Compliance/ of the Lease Agreement and Clause Ten /Environmental Compliance/ of the Agreement. This information shall be submitted every five years. /ñ/ Updates to the hydrogeological and numeric , in the Signature Version 155 format required by the Company for submission to the environmental authority, to be provided to CORFO pursuant to Clause Twelve /Environmental Compliance/ of the Lease Agreement and Clause Ten /Environmental Compliance/ of the Contract. This information shall be submitted every two years . /o/ Final reports of environmental audits and the annual report containing consolidated information verifying the correct calculation of the amount of contributions made in accordance with Clause Nineteen /External Auditor/ of the Lease Agreement and Clause Eighteen /External Auditor/ of the Contract. This information shall be submitted annually . /p/ Anthropological, sociological, and hydrogeological studies that the Company may conduct. r/ Information regarding the Company’s total investment budget for the Project and the implementation of New Technologies, without itemized details or cost structure, to be provided to CORFO pursuant to Clause Fourteen /Early Implementation of Commitments in CORFO- Tarar Contracts/ of the Contract. /q/ Submission of information regarding the Intergenerational Fund, its total amount, return on investment, and administrative costs. /r/ Information on the exercise of purchase options and restitutions established in Clause Thirteen /Restitution, Transfer, and Right of Acquisition/ of the Contract. CORFO’s obligation to provide this information shall be deemed fulfilled if it is available, at Signature Version 156 the appropriate intervals, in the Monitoring System. Thirty.TER.Two. CORFO shall provide the Atacameño indigenous organizations that are part of the Salar de Atacama Contract Monitoring Committee with the following information, at the appropriate intervals: /a/ Terms of reference for the hiring of the Environmental Auditor by CORFO and the Society, at the intervals and under the terms indicated in Clauses Nineteen /External Auditor/ of the Lease Agreement and Eighteenth /External Auditor/ of the Contract. /b/ Preliminary drafts of the annual environmental audit reports, under the terms set forth in Section Nineteen.Eight. of the Lease Agreement and in Section Eighteen.Eight. of the Contract. This information shall be provided annually . /c/ Information regarding the Company’s requests to execute legal acts concerning its mining properties and those of its Related Parties located within the Protection Zones referred to in Clause Twenty-Two /Prohibitions/ subparagraph /c/ of the Contract, in order to receive your comments prior to their authorization, and your reasoned response. Thirty.TER.Three. For the provision of information that, pursuant to this Clause, must be provided to the Atacameño indigenous organizations, the rules on access to publ ic information under Law No. 20,285 shall not apply, without prejudice to CORFO’s obligation to safeguard information that

Signature Version 157 is commercially sensitive and affects the Company’s economic and commercial rights, in the cases expressly indicated in Section Thirty.TER.One. For the purposes of this contract, “commercially sensitive information that affects the Company’s economic and commercial rights” shall mean any information that has not been disclosed and whose secrecy or confidentiality generates a competitive advantage for the Company, and/or information that may not be disclosed among competitors under free competition rules. Thirty.TER.Four. The provisions of this Clause are without prejudice to the relationship between the Company and the Atacameño indigenous communities. THIRTY-QUATER: Salar de Atacama Contract Monitoring Committee. Thirty.QUATER.One. CORFO recognizes the importance of establishing mechanisms to ensure the active participation of Atacameño indigenous organizations in the Salar de Atacama basin in monitoring contractual obligations regarding the environment and community relations. To this end, CORFO, within the scope of its authority, shall establish and manage the Salar de Atacama Contract Monitoring Committee, through which periodic actions will be carried out between CORFO and the Atacameño indigenous organizations to maintain a formal relationship and develop collaborative activities for the monitoring of contractual environmental and community Signature Version 158 relations obligations. The Salar de Atacama Contract Monitoring Committee and all activities arising from it must be carried out within the framework of the legal purpose, their respective bylaws, and the scope of action corresponding to each of the Atacameño indigenous organizations in accordance with their constitutional objectives and legal status, as provided for in Law No. 19,253, while respecting their autonomy and self-determination. These actions shall fall within the scope of the Contracts, incorporating criteria of cultural relevance and considering territorial and organizational particularities, under principles of respect, transparency, and good faith. The activities, which will be organized by CORFO, will begin to be implemented within the first six months of the contract’s term. Thirty.QUATER.Two. For the purposes of the formation and operation of the Salar de Atacama Contract Monitoring Committee, the Atacameño indigenous organizations must formally and voluntarily request to CORFO to be part of its activities, and shall participate therein in accordance with their legal purpose and legal status , as provided for in Law No. 19,253, within the framework of their constitutional objectives. Atacameño indigenous organizations registered with CONADI as Atacameño indigenous communities or Atacameño indigenous associations governed by Law No. 19,253hundred fifty-three, Signature Version 159 prior to the Call Date, provided that their bylaws are in force as of the End Date of the Dialogue Stage of the Indigenous Consultation and that they maintain regular and active operations, in accordance with their constitutional objectives . Thirty.QUARTER.Three. The purpose of the Salar de Atacama Contract Monitoring Committee shall be the active participation of Atacameño indigenous organizations in monitoring those contractual environmental obligations and community relations in which such participation has been expressly established. Such active participation shall always take place within the legal scope and sphere of action corresponding to each of the Atacameño indigenous organizations in accordance with their constitutional objectives, and in accordance with their legal nature as provided for in Law No. 19,253, without in any way affecting or replacing the territorial and environmental stewardship role that corresponds to the Atacameño indigenous communities in their respective formally claimed territories, a role that must be carried out in accordance with the law. Thirty.QUATER. Four. The Salar de Atacama Contract Monitoring Committee shall be a collaborative working forum for the monitoring, oversight, joint verification, reporting, and access to information regarding the effective fulfillment of contractual environmental and community relations obligations in which Signature Version 160 active participation has been expressly established. To this end, the Salar de Atacama Contract Monitoring Committee shall fulfill the following objectives: /a/ Ensure the timely, adequate, and culturally relevant provision of information by CORFO regarding compliance with the environmental and community relations obligations established in the Contract. /b/ Enable Atacameño indigenous organizations, within the legal framework and in accordance with their purpose and legal nature, to submit to CORFO observations and background information regarding compliance with the contract’s environmental obligations, which will be technically evaluated by CORFO to determine the appropriate actions in accordance with current regulations . Thirty.QUATER.Five. To fulfill the purpose and objectives of the Salar de Atacama Contracts Monitoring Committee, the Committee will carry out the following activities in the manner and through the channels indicated in each case: /a/ Information and Communication CORFO will establish communication channels for the delivery and receipt of information and background data related to the monitoring of contractual environmental and community relations obligations. The communication and delivery of the information set forth below is intended to promote the active participation of Atacameño indigenous organizations and shall be carried out through the Salar de Atacama Contract

Signature Version 161 Monitoring Committee, at the appropriate intervals and within the framework defined in the Contracts: /i/ Terms of Reference for the hiring of the Environmental Auditor, at the frequency and under the terms indicated in Clause Eighteen /External Auditor/ of the Contract. /ii/ Preliminary drafts of the annual environmental audit reports, under the terms indicated in Section Eighteen.Eight. /iii/ Information regarding the Company’s requests to execute legal acts concerning its mining rights and those of its Related Parties located within the Protection Zones referred to in Clause Twenty- Second/Prohibitions/ subparagraph /c/, to receive their comments prior to authorization, and its reasoned response. Communication regarding the following instances of active participation by Atacameño indigenous organizations, within the framework defined in the Contracts , shall be carried out through the Salar de Atacama Contract Monitoring Committee : /i/ Call for Atacameño indigenous organizations to collaborate and participate in the processes for the development of a comprehensive hydrogeological model with other stakeholders in the Salar de Atacama basin, as indicated in Clause Ten /Environmental Compliance/ of the Contract. /ii/ Vision and prioritization of initiatives of interest to the Atacameño indigenous organizations of the Salar de Atacama in the areas of R&D and innovation, as indicated in Clause Fifteen Signature Version 162 /Research and Development Efforts in Chile/ of the Contract. /iii/ Vision and prioritization of larger-scale projects in San Pedro de Atacama, to be financed through Fund Five, under the terms established in Clause Sixteen /Indigenous Organizations and Regional Development/ of the Contract. /iv/ Nomination of a member of the shortlist for Environmental Auditor by the Atacameño indigenous organizations, as indicated in Clause Eighteen /External Auditor/ of the Contract. /v/ Nomination of a candidate for the shortlist for the Collaborating Agency by the Atacameño indigenous communities, as indicated in Clause Sixteen /Indigenous Organizations and Regional Development/ of the Contract. /vi/ Nomination of a member of the shortlist for Technical Support Agency by the Atacameño indigenous associations, as indicated in Clause Sixteen /Indigenous Organizations and Regional Development/ of the Contract. /b/ Informative or Consultative Meetings The meetings of the Salar de Atacama Contract Monitoring Committee shall constitute a forum for information sharing and active participation. One Regular Meeting will be held per semester, to be convened and managed by CORFO, and the first of these will take place within the first six months following the entry into force of this contractual amendment. Notwithstanding the foregoing, Special Meetings may be held in cases where it is necessary Signature Version 163 to activate a mechanism for the active participation of the aforementioned parties. Whenever appropriate and necessary for the purposes of the Salar de Atacama Contract Monitoring Committee, tripartite meetings with the Company may be held. /c/ Site visits. To the extent that, within the framework of the activities of the Salar de Atacama Contract Monitoring Committee, it is appropriate to conduct site visits to fulfill the Committee’s objectives as defined in Section Thirty- Four.Three, these shall be organized and conducted jointly with CORFO, and previously coordinated with the Company, so as not to hinder or interfere with the normal conduct of the Company’s operational, commercial, or production activities of the Company. Participation by each organization in the site visits shall be voluntary, formalized in the manner defined by CORFO for each occasion, including a commitment to comply with mining safety regulations and instructions, if applicable, and must always be carried out within the framework of the role, functions, and powers of each organization, in accordance with their respective legal purposes and legal status. In the event that it is deemed appropriate for the Salar de Atacama Contract Monitoring Committee to conduct a field visit related to a territory formally claimed by an Atacameño indigenous community, such visit may only take place with the express authorization of the respective Atacameño indigenous Signature Version 164 community and in accordance with its access protocols . Thirty-QUATER.Six. All activities of the Salar de Atacama Contract Monitoring Committee must be carried out in accordance with the legal framework in force; therefore, they may not encompass matters that fall outside the scope of CORFO’s competencies and powers, and they do not substitute for or replace the oversight functions of other State Administration bodies in accordance with their respective powers, or of the Environmental Auditor. All activities of the Salar de Atacama Contract Monitoring Committee and the actions leading to their implementation shall be carried out with unrestricted respect for the autonomy and self - determination of the Atacameño indigenous organizations, in full compliance with the express authorizations and protocols established by each of them, and no actions or interventions may be undertaken that violate them. The foregoing no case may affect or replace the territorial and environmental stewardship role that corresponds to the Atacameño indigenous communities in their respective formally claimed territories, a role that must be carried out in accordance with the law. THIRTY-FIRST: Amendments to the Contract. Any total or partial amendment to any of the terms of this Contract shall

Signature Version 165 only take effect to the sole and exclusive extent that it has been previously agreed upon and authorized in writing and expressly to that effect by the Parties. Amendments to the Agreement that must be subject to an indigenous consultation process in accordance with the regulations in force at the time they occur shall be consulted in accordance with said regulations. THIRTY-SECOND: Governing Law. This Agreement shall be governed by Chilean law. THIRTY-THIRD: Expenses. All expenses and notary fees incurred in connection with the execution of this Agreement shall be borne by the Company. THIRTY-FOURTH: Interpretation. In this Agreement, unless the context requires otherwise, the following shall apply: /a/ Headings are for convenience only and shall not affect the interpretation of this Agreement; /b/ Unless otherwise specified, capitalized terms used in this Agreement that are not defined in Clause Four /Definitions/ or in another provision of this Agreement shall have the meaning assigned to them in the Lease Agreement. /c/ Unless otherwise specified, references to “Clauses,” “Sections,” and “Annexes” constitute Signature Version 166 references to the clauses, sections, and annexes of this Agreement; /d/ Each and every Annex forms part of this Agreement for all legal and contractual purposes, and are filed together with this deed under number one hundred sixty-five. /e/ The term “days” means calendar days; notwithstanding the foregoing, if a deadline falls on a Saturday, Sunday, or holiday, the deadline shall be extended to the immediately following business day, and the term “Business Days” has the meaning set forth in Clause Four /Definitions/; /f/ References to any Party or government entity named in this Agreement shall include its successors or authorized assignees; /g/ A reference to the plural shall have the same meaning as the singular defined above, and vice versa; and /h/ A reference to any document or agreement, including this Agreement, shall be understood to include references to such document or agreement, as amended, supplemented, or replaced from time to time, provided that such amendment, supplement, or replacement is specifically authorized by this Agreement in accordance with its terms, and, as applicable, subject to compliance with the requirements contained therein. /i/ In numerical expressions and amounts of money, a period is used to separate thousands, and a comma to indicate decimals. /j/ With respect to values or indices used in this Agreement: /i/ If at any time during the Term of the Agreement any index used Signature Version 167 in this Agreement ceases to be published and is not replaced as provided herein, the Parties, acting in good faith, shall agree on a replacement mechanism, applying parameters equivalent to those considered in the original indices; and /ii/ If any index or value is published with an error, and such is corrected within the following twelve months, then the Parties shall correct the value or index and proceed with the corresponding recalculations. /k/ The conversion of the various lithium products shall be governed by the equivalence factors set forth in Annex Ten. THIRTY-FIFTH: CORFO Board Resolution. CORFO hereby certifies that it agrees to enter into this Agreement pursuant to the provisions of Resolution No. 3 ,194, dated September 15, 2025 .” FOUR: Term. Four.One. The amendments and consolidated text of the Contract for the SQM Project shall take effect once CODELCO’s entry into SQM Salar has occurred. For the purpose of verifying compliance with the aforementioned suspensive condition , SQM Salar must send a communication to CORFO, accompanied by a copy of the SQM Salar shareholder registry showing that CODELCO or a CODELCO subsidiary is registered as a shareholder holding the majority Signature Version 168 of the shares issued by SQM Salar in its name. The condition precedent shall be deemed to have failed if CODELCO’s entry into SQM Salar does not occur by June 30, 2026. Furthermore, in all matters not modified by this instrument, the provisions of the SQM Project Agreement in force as of this date shall apply in full. Four.Two. Until compliance with the condition precedent consisting of CODELCO’s entry into SQM Salar is verified, all terms, conditions, and stipulations of the SQM Project Agreement the latest amendment to which was made on December 1, 2020, by public deed executed at the Seventh Notary Public Office of Santiago, before Ms. María Soledad Santos Muñoz. The same shall apply in the event that the aforementioned condition precedent fails. POWER OF ATTORNEY. The power of attorney of Mr. JOSÉ MIGUEL BENAVENTE HORMAZÁBAL to act on behalf of and in representation of the CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN is set forth in Supreme Decree No. 28 of March 11, 2022, issued by the Ministry of Economy, Development, and Tourism. The power of attorney granted to Mr. CARLOS CÉSAR DÍAZ ORTIZ and Mr. JOSÉ MIGUEL GUSTAVO BERGUÑO CAÑAS to act on behalf of and in representation of SQM NUEVA POTASIO SpA is set forth in a public deed dated August 5, 2024, executed at the Seventh Notary’s Office of Santiago before Acting Notary Public Mr. Christian Ortiz Cáceres. The power of attorney

Signature Version

granted to Mr. **CARLOS CÉSAR DÍAZ ORTIZ and Mr. JOSÉ MIGUEL GUSTAVO BERGUÑO CAÑAS** to act on behalf of and in representation of **SQM SALAR SpA** is set forth in a public deed dated December 12, 2024, executed at the Seventh Notary's Office of Santiago before Acting Notary Public Mr. Christian Ortiz Cáceres. The power of attorney of Mr. **RODRIGO ISAAC VERA DÍAZ** and Mr. **GONZALO IGNACIO AGUIRRE TORO**, to act on behalf of and in representation of **SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A**., is evidenced by a public deed dated October 10, 2023, executed at the Seventh Notary Public Office of Santiago by Ms. María Soledad Santos Muñoz.

These clauses are omitted because they are known to the parties and to the notary authorizing this document. After reviewing and reading this instrument, the parties sign it in the presence of the notary's clerk, Ms. María Muñoz Yáñez. A copy is provided. This deed is recorded in the Register under Number:

/s/ CARLOS CÉSAR DÍAZ ORTIZ

CARLOS CÉSAR DÍAZ ORTIZ

ID No. ……………………………………

/s/ JOSÉ MIGUEL GUSTAVO BERGUÑO CAÑAS

169

Signature Version

JOSÉ MIGUEL GUSTAVO BERGUÑO CAÑAS

ID No..

BOTH ON BEHALF OF SQM NUEVA POTASIO SpA AND ON BEHALF OF SQM SALAR SpA

/s/ RODRIGO ISAAC VERA DÍAZ

RODRIGO ISAAC VERA DÍAZ

ID No...

/s/ GONZALO IGNACIO AGUIRRE TORO

GONZALO IGNACIO AGUIRRE TORO

ID No..

BOTH ON BEHALF OF SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A.

/s/ JOSÉ MIGUEL BENAVENTE HORMAZÁBAL

JOSÉ MIGUEL BENAVENTE HORMAZÁBAL

ID No..

170

Signature Version

ON BEHALF OF CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN

171

Signature Version

172